Exhibit 10.1

                                                               EXECUTION COPY


                         SALE AND SERVICING AGREEMENT


                                    among


                    HYUNDAI AUTO RECEIVABLES TRUST 1998-A,
                                   Issuer,


                         SSB VEHICLE SECURITIES INC.,
                                  Depositor,


                        HYUNDAI MOTOR FINANCE COMPANY,
                             Seller and Servicer,


                                     and


                          THE CHASE MANHATTAN BANK,
       Indenture Trustee, Custodian, Administrator and Backup Servicer




                          Dated as of April 1, 1998




                              TABLE OF CONTENTS
                                                                      Page
                                                                      ----

                                  ARTICLE I

                                 DEFINITIONS

     Section 1.01.  Definitions . . . . . . . . . . . . . . . . . . . . .   1
     Section 1.02.  Other Definitional Provisions . . . . . . . . . . . .  23

                                  ARTICLE II

                          CONVEYANCE OF RECEIVABLES

     Section 2.01.  Conveyance of Receivables . . . . . . . . . . . . . .  25

                                 ARTICLE III

                               THE RECEIVABLES

     Section 3.01.  Representations and Warranties of the Seller  . . . .  28
     Section 3.02.  Representations and Warranties of the Depositor . . .  28
     Section 3.03.  Repurchase Upon Breach  . . . . . . . . . . . . . . .  29
     Section 3.04.  Custody of Custodial Files  . . . . . . . . . . . . .  29
     Section 3.05.  Duties of the Custodian . . . . . . . . . . . . . . .  30
     Section 3.06.  Obligations of the Custodian  . . . . . . . . . . . .  32
     Section 3.07.  Certification.  . . . . . . . . . . . . . . . . . . .  32
     Section 3.08.  Future Defects. . . . . . . . . . . . . . . . . . . .  33
     Section 3.09.  Fees of Custodian.  . . . . . . . . . . . . . . . . .  33
     Section 3.10.  Liability of Custodian. . . . . . . . . . . . . . . .  34
     Section 3.11.  Reliance of Custodian . . . . . . . . . . . . . . . .  34
     Section 3.12.  Transmission of Custodial Files . . . . . . . . . . .  34
     Section 3.13.  Resignation and Removal; Appointment of Successor . .  34
     Section 3.14.  Acceptance of Appointment by Successor  . . . . . . .  35
     Section 3.15.  Merger, Conversion, Consolidation or Succession   to
                    Business of Custodian . . . . . . . . . . . . . . . .  36
     Section 3.16.  Representations and Warranties of the Custodian . . .  36
     Section 3.17.  Custodian's Indemnification . . . . . . . . . . . . .  37

                                  ARTICLE IV

                 ADMINISTRATION AND SERVICING OF RECEIVABLES

     Section 4.01.  Duties of Servicer  . . . . . . . . . . . . . . . . .  39
     Section 4.02.  Collection of Receivable Payments; Modifications  of
                    Receivables . . . . . . . . . . . . . . . . . . . . .  40
     Section 4.03.  Realization upon Receivables  . . . . . . . . . . . .  40
     Section 4.04.  Physical Damage Insurance . . . . . . . . . . . . . .  41
     Section 4.05.  Maintenance of Security Interests in Financed
                    Vehicles  . . . . . . . . . . . . . . . . . . . . . .  41
     Section 4.06.  Covenants of Servicer . . . . . . . . . . . . . . . .  42
     Section 4.07.  Purchase of Receivables Upon Breach . . . . . . . . .  43
     Section 4.08.  Servicing Fee . . . . . . . . . . . . . . . . . . . .  43
     Section 4.09.  Servicer's Certificate  . . . . . . . . . . . . . . .  44
     Section 4.10.  Annual Statement as to Compliance; Notice of
                    Servicer Termination Event  . . . . . . . . . . . . .  44
     Section 4.11.  Annual Independent Accountants' Report  . . . . . . .  44
     Section 4.12.  Access to Certain Documentation and Information
                    Regarding Receivables . . . . . . . . . . . . . . . .  45
     Section 4.13.  Monthly Tape  . . . . . . . . . . . . . . . . . . . .  45
     Section 4.14.  Term of Servicer  . . . . . . . . . . . . . . . . . .  46
     Section 4.15.  Status Report . . . . . . . . . . . . . . . . . . . .  46

                                  ARTICLE V

                 DISTRIBUTIONS; STATEMENTS TO SECURITYHOLDERS

     Section 5.01.  Post Office Box . . . . . . . . . . . . . . . . . . .  47
     Section 5.02.  Accounts  . . . . . . . . . . . . . . . . . . . . . .  47
     Section 5.03.  Application of Collections  . . . . . . . . . . . . .  50
     Section 5.04.  Purchase Amounts  . . . . . . . . . . . . . . . . . .  50
     Section 5.05.  (Reserved)  . . . . . . . . . . . . . . . . . . . . .  50
     Section 5.06.  Distributions . . . . . . . . . . . . . . . . . . . .  50
     Section 5.07.  Yield Maintenance Account . . . . . . . . . . . . . .  52
     Section 5.08.  Reserve Account . . . . . . . . . . . . . . . . . . .  52
     Section 5.09.  Claims on the Policy  . . . . . . . . . . . . . . . .  55
     Section 5.10.  Notices to the Note Insurer . . . . . . . . . . . . .  56
     Section 5.11.  Rights in Respect of Insolvency Proceedings . . . . .  56
     Section 5.12.  Effect of Payments by the Note Insurer;
                    Subrogation . . . . . . . . . . . . . . . . . . . . .  57
     Section 5.13.  Statements to Securityholders . . . . . . . . . . . .  57
     Section 5.14.  Pre-Funding Account . . . . . . . . . . . . . . . . .  59
     Section 5.15.  Capitalized Interest Account  . . . . . . . . . . . .  60

                                  ARTICLE VI

                                THE DEPOSITOR

     Section 6.01.  Representations of Depositor  . . . . . . . . . . . .  61
     Section 6.02.  Corporate Existence . . . . . . . . . . . . . . . . .  62
     Section 6.03.  Liability of Depositor; Indemnities . . . . . . . . .  63
     Section 6.04.  Merger or Consolidation of, or Assumption of the
                    Obligations of, Depositor . . . . . . . . . . . . . .  63
     Section 6.05.  Limitation on Liability of Depositor and Others . . .  63
     Section 6.06.  Depositor May Own Securities  . . . . . . . . . . . .  64

                                 ARTICLE VII

                                 THE SERVICER

     Section 7.01.  Representations of Servicer . . . . . . . . . . . . .  65
     Section 7.02.  Indemnities of Servicer . . . . . . . . . . . . . . .  66
     Section 7.03.  Merger or Consolidation of, or Assumption of the
                    Obligations of, Servicer  . . . . . . . . . . . . . .  67
     Section 7.04.  Limitation on Liability of Servicer, Backup
                    Servicer and Others . . . . . . . . . . . . . . . . .  68
     Section 7.05.  Appointment of Subservicer  . . . . . . . . . . . . .  69
     Section 7.06.  Servicer and Backup Servicer Not to Resign  . . . . .  70
     Section 7.07.  Backup Servicer . . . . . . . . . . . . . . . . . . .  71
     Section 7.08.  Liability of Backup Servicer. . . . . . . . . . . . .  71
     Section 7.09.  Reliance of Backup Servicer.  . . . . . . . . . . . .  71
     Section 7.10.  Resignation and Removal; Appointment of
                    Successor.  . . . . . . . . . . . . . . . . . . . . .  72
     Section 7.11.  Acceptance of Appointment by Successor. . . . . . . .  73
     Section 7.12.  Merger, Conversion, Consolidation or Succession   to
                    Business of Backup Servicer.  . . . . . . . . . . . .  73
     Section 7.13.  Representations and Warranties of the Backup
                    Servicer. . . . . . . . . . . . . . . . . . . . . . .  73

                                 ARTICLE VIII

                                   DEFAULT

     Section 8.01.  Servicer Termination Events . . . . . . . . . . . . .  75
     Section 8.02.  Consequences of a Servicer Termination Event  . . . .  75
     Section 8.03.  Appointment of Successor  . . . . . . . . . . . . . .  76
     Section 8.04.  Notification to Securityholders . . . . . . . . . . .  77
     Section 8.05.  Waiver of Past Defaults . . . . . . . . . . . . . . .  77

                                  ARTICLE IX

                                 TERMINATION

     Section 9.01.  Optional Purchase of All Receivables  . . . . . . . .  78

                                  ARTICLE X

                                MISCELLANEOUS
     Section 10.01.  Amendment  . . . . . . . . . . . . . . . . . . . . .  79
     Section 10.02.  Protection of Title to Trust . . . . . . . . . . . .  80
     Section 10.03.  Notices  . . . . . . . . . . . . . . . . . . . . . .  82
     Section 10.04.  Assignment by the Depositor or the Servicer  . . . .  82
     Section 10.05.  Limitations on Rights of Others  . . . . . . . . . .  82
     Section 10.06.  Severability . . . . . . . . . . . . . . . . . . . .  83
     Section 10.07.  Counterparts . . . . . . . . . . . . . . . . . . . .  83
     Section 10.08.  Headings . . . . . . . . . . . . . . . . . . . . . .  83
     SECTION 10.09.  GOVERNING LAW  . . . . . . . . . . . . . . . . . . .  83
     Section 10.10.  Assignment by Issuer . . . . . . . . . . . . . . . .  83
     Section 10.11.  Nonpetition Covenants  . . . . . . . . . . . . . . .  83
     Section 10.12.  Limitation of Liability of Owner Trustee and
                     Indenture Trustee . . . . . . . . . . . . . . . . .   84
     Section 10.13.  Servicer Payment Obligation  . . . . . . . . . . . .  84


SCHEDULE A     Schedule of Receivables
SCHEDULE B     Location of the Receivable Files

EXHIBIT A Representations and Warranties of HMFC
EXHIBIT B Form of Distribution Date Statement to
          Securityholders
EXHIBIT C Form of Servicer's Certificate
EXHIBIT D Form of Policy
EXHIBIT E Form of Subsequent Transfer Agreement
EXHIBIT F (Reserved)
EXHIBIT G Custodial Notice
EXHIBIT H Extension Policy
EXHIBIT I Cumulative Net Loss Rate Table
EXHIBIT J (Reserved)
EXHIBIT K Form of Dealer Agreement
EXHIBIT L Trigger and Reserve Events
EXHIBIT M Form of Request to Release Documents
EXHIBIT N Backup Servicer Duties


     This SALE AND SERVICING AGREEMENT, dated as of April 1, 1998, among HYUNDAI AUTO RECEIVABLES TRUST 1998-A, a Delaware business trust (the "Issuer"), SSB VEHICLE SECURITIES INC., a Delaware corporation (the "Depositor"), HYUNDAI MOTOR FINANCE COMPANY, a California corporation, as servicer (in such capacity, the "Servicer") and as seller (in such capacity, the "Seller"), and THE CHASE MANHATTAN BANK, a New York banking corporation, as indenture trustee (in such capacity, the "Indenture Trustee"), as administrator (in such capacity, the "Administrator"), as custodian (in such capacity, the "Custodian") and as backup servicer (in such capacity, the "Backup Servicer").

     WHEREAS, the Issuer desires to purchase a portfolio of receivables arising in connection with automobile retail installment sale contracts generated by Hyundai Motor Finance Company in the ordinary course of business and sold by Hyundai Motor Finance Company to the Depositor;

     WHEREAS, the Depositor is willing to sell such receivables to the Issuer; and

     WHEREAS, Hyundai Motor Finance Company is willing to service such receivables.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:


                                  ARTICLE I

                                 DEFINITIONS

     Section 1.01.  Definitions.  Whenever used in this Agreement, the
                    -----------
following words and phrases, unless the context otherwise requires, shall have the following meanings:

     "Addition Notice" means, with respect to any transfer of Subsequent
      ---------------
Receivables to the Trust pursuant to Section 2.01, notice of the Depositor's election to transfer Subsequent Receivables to the Trust, such notice to designate the Subsequent Transfer Date and the (1) Principal Balance of the Subsequent Receivables (2) the Reserve Account Subsequent Deposit Amount and
(3) the Yield Maintenance Account Subsequent Deposit Amount to be transferred on the Subsequent Transfer Date.

     "Agreement" means this Sale and Servicing Agreement, as the same may be
      ---------
amended or supplemented from time to time.

     "Amount Financed" means with respect to a Receivable, the amount
      ---------------
advanced under the Receivable toward the purchase price of the Financed Vehicle and any related costs, exclusive of any amount allocable to the premium of force-placed physical damage insurance covering the Financed Vehicle.

     "Annual Percentage Rate" or "APR" of a Receivable means the annual rate
      ----------------------      ---
of finance charges stated in the related Contract.

     "Annualized Net Loss Ratio" means, as of any date of determination, the
      -------------------------
product of the Net Loss Ratio and 12.

     "Backup Servicer" means The Chase Manhattan Bank, its successor in
      ---------------
interest pursuant to Section 7.03(b) or such other Person as shall have been appointed as Backup Servicer pursuant to Section 8.03(b).

     "Basic Documents" means the Trust Agreement, the Certificate Trust
      ---------------
Agreement, the Indenture, this Agreement, the Receivables Purchase Agreement, the Administration Agreement, the Performance Guaranty, the Note Depository Agreement, the Policy, the Insurance Agreement, the Subsequent Purchase Agreement and the Subsequent Transfer Agreement and other documents and certificates delivered in connection therewith.

     "Business Day"  means any day other than a Saturday, a Sunday or a day
      ------------
on which the Note Insurer or a commercial banking institution in the states of California or New York are authorized or obligated by law or executive order to remain closed.

     "Capitalized Interest Account" means the account designated as such,
      ----------------------------
established and maintained pursuant to Section 5.02(b)(vi).

     "Capitalized Interest Distribution Amount" shall mean for each
      ----------------------------------------
Determination Date and related Distribution Date during the Funding Period, the amount equal to (A) the product of (i) 1/12, (ii) the Weighted Average Note Rate and (iii) the amount equal to 87% of the amount by which the sum of the Certificate Balance and the Note Balance exceeds the amount set forth in clause (i) of the definition of Pool Balance as of the first day of the related Collection Period (or in the case of the May 1998 Determination Date, as of the Closing Date) less (B), the amount of Investment Earnings allocable to the Pre-Funding Account and the Capitalized Interest Account.

     "Capitalized Interest Initial Deposit" shall mean $349,265.34.
      ------------------------------------

     "Certificate" means a certificate evidencing the beneficial interest of
      -----------
a Certificateholder in the Trust.

     "Certificate Balance" equals, as of any date of determination, the Pool
      -------------------
Balance minus the Note Balance.

     "Certificate Distribution Account" has the meaning assigned to such term
      --------------------------------
in the Trust Agreement.

     "Certificate Pool Factor" means, as of the close of business on the last
      -----------------------
day of a Collection Period, a seven-digit decimal figure equal to the Certificate Balance (after giving effect to any reductions therein to be made on the immediately following Distribution Date) divided by the Initial Certificate Balance. The Certificate Pool Factor will be 1.0000000 as of the Closing Date; thereafter, the Certificate Pool Factor will decline to reflect reductions in the Certificate Balance.

     "Certificate Trust" means Hyundai Auto Business Trust 1998-1, a Delaware
      -----------------
business trust.

     "Certificateholders" has the meaning assigned to such term in the Trust
      ------------------
Agreement.

     "Class" means any one of the classes of Notes.
      -----

     "Class A-1 Final Scheduled Distribution Date" means the April 2001
      -------------------------------------------
Distribution Date.

     "Class A-1 Interest Carryover Shortfall" means, with respect to any
      --------------------------------------
Distribution Date, the amount, if any, by which the sum of the Class A-1 Monthly Interest Distributable Amount for the preceding Distribution Date and any outstanding Class A-1 Interest Carryover Shortfall on such preceding Distribution Date exceeds the amount in respect of interest actually deposited in the Note Distribution Account on such preceding Distribution Date, plus interest on the amount of interest due but not paid to the Class A-1 Noteholders on such preceding Distribution Date, to the extent permitted by law, at the Class A-1 Rate.

     "Class A-1 Interest Distributable Amount" means, with respect to any
      ---------------------------------------
Distribution Date, the sum of the Class A-1 Monthly Interest Distributable Amount for such Distribution Date and the Class A-1 Interest Carryover Shortfall for such Distribution Date. For all purposes of this Agreement and the other Basic Documents, interest with respect to the Class A-1 Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

     "Class A-1 Monthly Interest Distributable Amount" means, with respect
      -----------------------------------------------
to any Distribution Date, interest accrued from and including the 15th day of the preceding calendar month (or, in the case of the first Distribution Date, from and including the Closing Date) to and including the 14th day of the calendar month in which such Distribution Date occurs, on the Class A-1 Notes at the Class A-1 Rate on the Outstanding Amount of the Class A-1 Notes on the immediately preceding Distribution Date (or, in the case of the first Distribution Date, the Closing Date), after giving effect to all distributions of principal to the Class A-1 Noteholders on or prior to such preceding Distribution Date.

     "Class A-1 Monthly Principal Distributable Amount" means, with respect
      ------------------------------------------------
to any Distribution Date until the Class A-1 Notes are paid in full, the Note Percentage of the Regular Principal Distributable Amount.

     "Class A-1 Noteholder" means the Person in whose name a Class A-1 Note
      --------------------
is registered in the Note Register.

     "Class A-1 Notes" means the 5.90% Asset Backed Notes, Class A-1,
      ---------------
substantially in the form of Exhibit A-1 to the Indenture.

     "Class A-1 Principal Carryover Shortfall" means, with respect to any
      ---------------------------------------
Distribution Date, the amount, if any, by which the sum of the Class A-1 Monthly Principal Distributable Amount for the preceding Distribution Date and any outstanding Class A-1 Principal Carryover Shortfall on such preceding Distribution Date exceeds the amount in respect of principal actually deposited in the Note Distribution Account on such preceding Distribution Date.

     "Class A-1 Principal Distributable Amount" means, with respect to any
      ----------------------------------------
Distribution Date, the sum of the Class A-1 Monthly Principal Distributable Amount and the Class A-1 Principal Carryover Shortfall; provided, however, that the Class A-1 Principal Distributable Amount on any Distribution Date shall not exceed the Outstanding Amount of the Class A-1 Notes on such Distribution Date. In addition, on the Class A-1 Final Scheduled
Distribution Date, the principal required to be deposited in the Note Distribution Account will include the amount necessary (after giving effect to the other amounts to be deposited in the Note Distribution Account on such Distribution Date and allocable to principal) to reduce the Outstanding Amount of the Class A-1 Notes to zero.

     "Class A-1 Rate" means 5.90% per annum, computed on the basis of a
      --------------
360-day year consisting of twelve 30-day months.

     "Class A-2 Final Scheduled Distribution Date" means the July 2004
      -------------------------------------------
Distribution Date.

     "Class A-2 Interest Carryover Shortfall" means, with respect to any
      --------------------------------------
Distribution Date, the amount, if any, by which the sum of the Class A-2 Monthly Interest Distributable Amount for the preceding Distribution Date and any outstanding Class A-2 Interest Carryover Shortfall on such preceding Distribution Date exceeds the amount in respect of interest actually deposited in the Note Distribution Account on such preceding Distribution Date, plus interest on the amount of interest due but not paid to the Class A-2 Noteholders on such preceding Distribution Date, to the extent permitted by law, at the Class A-2 Rate.

     "Class A-2 Interest Distributable Amount" means, with respect to any
      ---------------------------------------
Distribution Date, the sum of the Class A-2 Monthly Interest Distributable Amount for such Distribution Date and the Class A-2 Interest Carryover Shortfall for such Distribution Date. For all purposes of this Agreement and the other Basic Documents, interest with respect to the Class A-2 Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

     "Class A-2 Monthly Interest Distributable Amount" means, with respect
      -----------------------------------------------
to any Distribution Date, interest accrued from and including the 15th day of the preceding calendar month (or, in the case of the first Distribution Date, from and including the Closing Date) to and including the 14th day of the calendar month in which such Distribution Date occurs, on the Class A-2 Notes at the Class A-2 Rate on the Outstanding Amount of the Class A-2 Notes on the immediately preceding Distribution Date (or, in the case of the first Distribution Date, the Closing Date), after giving effect to all distributions of principal to the Class A-2 Noteholders on or prior to such preceding Distribution Date.

     "Class A-2 Monthly Principal Distributable Amount" means, with respect
      ------------------------------------------------
to any Distribution Date (i) prior to the Distribution Date on which the Class A-1 Notes are paid in full, zero and (ii) on or after the Distribution Date on which the Class A-1 Notes are paid in full the Note Percentage of the Regular Principal Distributable Amount (less, on the Distribution Date on which the Class A-1 Notes are paid in full, the portion thereof payable on the Class A-1 Notes).

     "Class A-2 Noteholder" means the Person in whose name a Class A-2 Note
      --------------------
is registered in the Note Register.

     "Class A-2 Notes" means the 6.05% Asset Backed Notes, Class A-2,
      ---------------
substantially in the form of Exhibit A-2 to the Indenture.

     "Class A-2 Principal Carryover Shortfall" means, with respect to any
      ---------------------------------------
Distribution Date, the amount, if any, by which the sum of the Class A-2 Monthly Principal Distributable Amount for the preceding Distribution Date and any outstanding Class A-2 Principal Carryover Shortfall on such preceding Distribution Date exceeds the amount in respect of principal actually deposited in the Note Distribution Account on such preceding Distribution Date.

     "Class A-2 Principal Distributable Amount" means, with respect to any
      ----------------------------------------
Distribution Date, the sum of the Class A-2 Monthly Principal Distributable Amount and the Class A-2 Principal Carryover Shortfall; provided, however, that the Class A-2 Principal Distributable Amount on any Distribution Date shall not exceed the Outstanding Amount of the Class A-2 Notes on such Distribution Date. In addition, on the Class A-2 Final Scheduled
Distribution Date, the principal required to be deposited in the Note Distribution Account will include the amount necessary (after giving effect to the other amounts to be deposited in the Note Distribution Account on such Distribution Date and allocable to principal) to reduce the Outstanding Amount of the Class A-2 Notes to zero.

     "Class A-2 Rate" means 6.05% per annum, computed on the basis of a
      --------------
360-day year consisting of twelve 30-day months.

     "Closing Date " means April 16, 1998.
      -------------

     "Collateral" has the meaning specified in the Granting Clause of the
      ----------
Indenture.

     "Collection Account" means the account designated as such, established
      ------------------
and maintained pursuant to Section 5.02(b)(i).

     "Collection Period" means with respect to any Distribution Date other
      -----------------
than the first Distribution Date, the calendar month preceding such Distribution Date. The Collection Period with respect to the first Distribution Date will be the period from and including the Initial Cutoff Date to and including April 30, 1998. Any amount stated as of the last day of a Collection Period or as of the first day of a Collection Period shall give effect to the following calculations as determined as of the close of business on such last day: (i) all applications of collections and (ii) all distributions to be made on the following Distribution Date.

     "Contract" means a motor vehicle retail installment sale contract.
      --------

     "Controlling Party" means (i) as long as the Policy is in effect and no
      -----------------
Note Insurer Default has occurred and is continuing, the Note Insurer, (ii) if (a) a Note Insurer Default has occurred and is continuing or the Policy is otherwise no longer in effect and (b) the Notes have not been paid in full, the Indenture Trustee for the benefit of the Noteholders and (iii) if (a) a
Note Insurer Default has occurred and is continuing and (b) the Notes have been paid in full, the Owner Trustee for the benefit of the Certificateholders.

     "Corporate Trust Administration Department" shall have the meaning set
      -----------------------------------------
forth in the Trust Agreement.

     "Corporate Trust Office" shall have the meaning set forth in the
      ----------------------
Indenture.

     "Cram Down Loss" means any loss resulting from an order issued by a
      --------------
court of appropriate jurisdiction in an insolvency proceeding that reduces the amount owed on a Receivable or otherwise modifies or restructures the scheduled payments to be made thereon. The amount of any such Cram Down Loss will equal the excess of (i) the Principal Balance of the Receivable immediately prior to such order over (ii) the Principal Balance of such Receivable as so reduced, modified or restructured. A Cram Down Loss will be deemed to have occurred on the date of issuance of such order.

     "Credit and Collection Policy" means the credit and collection policy
      ----------------------------
of HMFC as in effect as of the Closing Date unless the context indicates otherwise (a copy of which has been delivered to the Note Insurer) and any subsequent amendments thereto which shall be delivered to the Note Insurer at the time of its annual review of the Servicer.

     "Cumulative Net Loss Ratio" means, as of any date of determination, a
      -------------------------
fraction (expressed as a percentage), the numerator of which is the aggregate Principal Balance of Receivables that became Liquidated Receivables during the period from the end of the Funding Period through the close of business on the last day of the related Collection Period minus all Liquidation Proceeds received during the same period, and the denominator of which is the Initial Pool Balance.

     "Cumulative Net Loss Ratio Table" means the table set forth in Exhibit
      -------------------------------
I hereto.

     "Custodial Files" shall have the meaning set forth in Section 3.04.
      ---------------

     "Custodian" means The Chase Manhattan Bank, or any successor thereto,
      ---------
or any other custodian of the receivables appointed pursuant hereto, as custodian of the Receivables.

     "Cutoff Date" means the Initial Cutoff Date or the Subsequent Cutoff
      -----------
Date, as the context may require.

     "Dealer" means the dealer who sold a Financed Vehicle and who originated
      ------
the related  Receivable  and  assigned  it  to  HMFC  pursuant  to  a  Dealer
Agreement.

     "Dealer Agreement" means an agreement between HMFC and a Dealer pursuant
      ----------------
to which such Dealer sells Contracts to HMFC.

     "Deemed Cured" means, as of any date of determination, no Reserve Event
      ------------
occurred or was in existence with respect to any of the three immediately preceding Collection Periods.

     "Deficiency Amount" means on any Distribution Date, the sum of (a) the
      -----------------
amount by which the Noteholders' Interest Distributable Amount exceeds the sum of (x) the Total Distribution Amount remaining after the payment of clauses (i) and (ii) of Section 5.06(b) and (y) the amounts on deposit in the Reserve Account and (b) (i) the amount by which the Note Balance (after taking into account all distributions of principal to be made on such Distribution Date) exceeds the Pool Balance as of the close of business on the last day of the preceding Collection Period; or (ii) (a) on the Class A-1 Final Scheduled Distribution Date, the amount by which the Class A-1 Note Balance exceeds the sum of (x) the Total Distribution Amount remaining after the payment of (i) through (iv) under Section 5.06(b) and (y) the amounts on deposit in the Reserve Account and (b) on the Class A-2 Final Scheduled Distribution Date, the amount by which the Class A-2 Note Balance exceeds the sum of (x) the Total Distribution Amount remaining after the payment of (i) through (iv) under Section 5.06(b) and (y) the amounts on deposit in the Reserve Account.

     "Deficiency Claim Date" means, with respect to each Distribution Date,
      ---------------------
the third Business Day preceding such Distribution Date.

     "Delinquency Ratio" means, as of any date of determination, the ratio
      -----------------
(expressed as a percentage), the numerator of which is the aggregate number of all Receivables that were Delinquent Receivables during the related Collection Period, and the denominator of which is the aggregate number of Receivables as of the last day of such Collection Period, excluding
Receivables with respect to which the related Financed Vehicle has been repossessed and Liquidated Receivables.

     "Delinquent Receivable" means a Receivable with respect to which more
      ---------------------
than 20% of any Scheduled Payment is more than 30 days delinquent as of the last day of the related Collection Period, excluding Receivables with respect to which the related Financed Vehicle has been repossessed and Liquidated Receivables.

     "Delivery" when used with respect to Trust Account Property means:
      --------

          (a) with respect to bankers' acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute "instruments" within the meaning of Section 9-105(1)(i) of the UCC and are susceptible of physical delivery, transfer thereof to the Indenture Trustee by physical delivery to the Indenture Trustee endorsed to, or registered in the name of, the Indenture Trustee or endorsed in blank, and, with respect to a certificated security (as defined in
     Section 8-102 of the UCC) transfer thereof (i) by delivery of such certificated security endorsed to, or registered in the name of, the Indenture Trustee or (ii) by delivery thereof to a "clearing corporation" (as defined in Section 8-102 of the UCC) and the making by such clearing corporation of appropriate entries on its books reducing the appropriate securities account of the transferor and increasing the appropriate securities account of the Indenture Trustee by the amount of such certificated security and the identification by the clearing corporation of the certificated securities for the sole and exclusive account of the Indenture Trustee (all of the foregoing, "Physical Property"), and, in any event, any such Physical Property in registered form shall be in the name of the Indenture Trustee; and such additional or alternative procedures as may hereafter become appropriate to effect the complete transfer of ownership of any such Trust Account Property to the Indenture Trustee or its nominee or custodian, consistent with changes in applicable law or regulations or the interpretation thereof;

          (b) with respect to any security issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation or by the Federal National Mortgage Association that is a book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations, the following procedures, all in accordance with applicable law, including applicable federal regulations and Articles 8 and 9 of the UCC: book-entry registration of such Trust Account Property to an appropriate book-entry account maintained with a Federal Reserve Bank by a securities intermediary that is also a "depository" pursuant to applicable federal regulations; the making by such securities intermediary of entries in its books and records crediting such Trust Account Property to the Indenture Trustee's security account at the securities intermediary and identifying such book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations as belonging to the Indenture Trustee; and such additional or alternative procedures as may hereafter become appropriate to effect complete transfer of ownership of any such Trust Account Property to the Indenture Trustee, consistent with changes in applicable law or regulations or the interpretation thereof; and

          (c) with respect to any item of Trust Account Property that is an uncertificated security under Article 8 of the UCC and that is not governed by clause (b) above, registration on the books and records of the issuer thereof in the name of the Indenture Trustee or its nominee or custodian who either (i) becomes the registered owner on behalf of the Indenture Trustee or (ii) having previously become the registered owner, acknowledges that it holds for the Indenture Trustee.

     "Depositor" means SSB and its successors in interest.
      ---------

     "Determination Date" means, with respect to each Distribution Date, the
      ------------------
earlier of (i) the eighth calendar day of the month in which such Distribution Date occurs (or if such eighth day is not a Business Day, the next succeeding Business Day) and (ii) the fifth Business Day preceding such Distribution Date.

     "Distribution Date" means, with respect to each Collection Period, the
      -----------------
fifteenth day of the following month or, if such day is not a Business Day, the immediately following Business Day, commencing on May 15, 1998.

     "Eligible Deposit Account" means either (a) a segregated account with
      ------------------------
an Eligible Institution or (b) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States of America or any State, having corporate trust powers and acting as trustee for funds deposited in such account, so long as any of the securities of such depository institution shall have a credit rating from each Rating Agency in one of its generic rating categories that signifies investment grade.

     "Eligible Institution" means (a) the corporate trust department of the
      --------------------
Indenture Trustee or the Owner Trustee or (b) a depository institution organized under the laws of the United States of America or any State, that
(i) has either (A) a long-term unsecured debt rating acceptable to each Rating Agency and, so long as a Note Insurer Default shall not have occurred and be continuing, the Note Insurer or (B) a short-term unsecured debt rating or certificate of deposit rating acceptable to each Rating Agency and, so long as a Note Insurer Default shall not have occurred and be continuing, the
Note Insurer and (ii) the deposits of which are insured by the FDIC.

     "Eligible Investments" means book-entry securities, negotiable
      --------------------
instruments or securities represented by instruments in bearer or registered form that are acceptable to the Note Insurer and that evidence:

          (a) direct obligations of, and obligations fully guaranteed as to the full and timely payment by, the United States of America;

          (b) demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any State (or any domestic branch of a foreign bank) and subject to supervision and examination by federal or state banking or depository institution authorities; provided, however, that at the time of the investment or contractual commitment to invest therein, the commercial paper or other short-term unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) thereof shall have a credit rating from each Rating Agency in the highest investment category granted thereby;

          (c) commercial paper having, at the time of the investment or contractual commitment to invest therein, a rating from each Rating Agency in the highest investment category granted thereby;

          (d) investments in money market funds having a rating from each Rating Agency in the highest investment category granted thereby (including funds for which the Indenture Trustee or the Owner Trustee or any of their respective Affiliates is investment manager or advisor) and, so long as a Note Insurer Default shall not have occurred and be continuing, having been approved by the Note Insurer;

          (e) bankers' acceptances issued by any depository institution or trust company referred to in clause (b) above;

          (f) repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause (b);

          (g) any other investment with respect to which the Issuer, the Indenture Trustee or the Servicer has received written notification from each Rating Agency that the acquisition of such investment will satisfy the Rating Agency Condition, and, so long as a Note Insurer Default shall not have occurred and be continuing, which is acceptable to the
     Note Insurer.

     "Eligible Servicer" means Hyundai Motor Finance Company, the Backup
      -----------------
Servicer or any other Person that at  the time of its appointment as Servicer
(i) is servicing a portfolio of motor vehicle retail installment sale contracts or motor vehicle installment loans, (ii) is legally qualified and has the capacity to service the Receivables, (iii) has demonstrated the ability professionally and competently to service a portfolio of motor vehicle retail installment sale contracts or motor vehicle installment loans similar to the Receivables with reasonable skill and care, (iv) has a minimum net worth of $100,000,000 or has been approved by the Note Insurer and (v), so long as a Note Insurer Default shall not have occurred and be continuing, is acceptable to the Note Insurer.

     "Extension Policy" shall mean the policies of the Servicer with respect
      ----------------
to granting extensions on the Contracts as set forth on Exhibit H hereto.

     "Extension Ratio" means, as of any date of determination, the ratio
      ---------------
(expressed as a percentage), the numerator of which is the aggregate number of extensions granted during the related Collection Period, and the denominator of which is the aggregate number of outstanding Receivables as of the last day of the related Collection Period, excluding all Receivables that became Liquidated Receivables during such Collection Period.

     "FDIC" means the Federal Deposit Insurance Corporation, and its
      ----
successors.

     "Fee Letter" means the letter regarding fees dated April 16, 1998
      ----------
between The Chase Manhattan Bank and HMFC.

     "Final Scheduled Maturity Date" means April 15, 2004.
      -----------------------------

     "Financed Vehicle" means a new or used automobile, light-duty truck, van
      ----------------
or minivan, together with all accessions thereto, securing an Obligor's indebtedness under the related Contract.

     "Fiscal Agent" shall have the meaning specified in the Policy.
      ------------

     "Funding Period" means the period beginning on and including the Closing
      --------------
Date and ending on and including the first to occur of (a) the Determination Date on which the amount on deposit in the Pre-Funding Account (after giving effect to any transfers therefrom in connection with the transfer of Subsequent Receivables to the Issuer on such Determination Date) is less than or equal to $100,000, (b) the date of occurrence of a Servicer Termination Event or an Event of Default under the Indenture, (c) the Determination Date with respect to the July 1998 Distribution Date or (d) the Subsequent Transfer Date.

     "HMC" means Hyundai Motor Company.
      ---

     "HMFC" means Hyundai Motor Finance Company, a California corporation,
      ----
and its successors.

     "Indenture" means the Indenture, dated as of April 1, 1998, between the
      ---------
Issuer and the Indenture Trustee.

     "Indenture Trustee" means the Person acting as Indenture Trustee under
      -----------------
the Indenture, its successors in interest and any successor trustee under the Indenture.

     "Initial Certificate Balance" means $44,850,000.
      ---------------------------

     "Initial Class A-1 Note Balance" means $220,000,000.
      ------------------------------

     "Initial Class A-2 Note Balance" means $80,150,000.
      ------------------------------

     "Initial Cutoff Date" means March 16, 1998.
      -------------------

     "Initial Pool Balance" means an amount equal to the sum of (i) the
      --------------------
aggregate Principal Balance of the Initial Receivables as of the Initial Cutoff Date and (ii) the aggregate Principal Balance of all Subsequent Receivables as of their Subsequent Cutoff Date.

     "Initial Receivable" means any Contract listed on Schedule A (which
      ------------------
Schedule may be in the form of microfiche).

     "Insolvency Event" means, with respect to a specified Person, (a) the
      ----------------
filing of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or (b) the commencement by such Person of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.

     "Insurance Agreement" means the Insurance Agreement dated as of April
      -------------------
1, 1998 among the Note Insurer, the Issuer, HMFC, the Owner Trustee, the Indenture Trustee, the Depositor, the Backup Servicer, the Custodian and the Administrator.

     "Insurance Documents" mean the Insurance Agreement and the Policy.
      -------------------

     "Insurance Premium" shall have the meaning set forth in the Insurance
      -----------------
Agreement.

     "Insured Payment" means, the sum of (i) as of any Distribution Date, any
      ---------------
Deficiency Amount and (ii) any Preference Amount.

     "Interest Distribution Amount" means, with respect to any Distribution
      ----------------------------
Date, the sum of the following amounts, without duplication, with respect to the Receivables in respect of the Collection Period preceding such
Distribution Date: (a) that portion of all collections on Receivables allocable to interest, (b) Liquidation Proceeds with respect to the Receivables to the extent allocable to interest due thereon, (c) the Purchase Amount of each Receivable that became a Purchased Receivable during such Collection Period to the extent attributable to accrued interest on such Receivable, (d) Investment Earnings for the related Distribution Date, (e) Liquidation Proceeds for such Collection Period to the extent allocable to interest, (f) any Yield Maintenance Payment, (g) the Capitalized Interest Distribution Amount; (h) extension fees collected from an Obligor in connection with the extension of a Receivable and (i) Net Investment Losses required to be deposited by the Servicer; provided, however, that in calculating the Interest Distribution Amount the following will be excluded: all payments and proceeds (including Liquidation Proceeds) of any Purchased Receivables the Purchase Amount of which has been included in the Interest Distribution Amount in a prior Collection Period.

     "Inventory Ratio" means, as of any date of determination, the ratio
      ---------------
(expressed as a percentage), the numerator of which is the aggregate number of Financed Vehicles that have been repossessed but have not been sold, and the denominator of which is the aggregate number of Receivables as of the end of the most recently completed Collection Period, excluding Receivables that became Liquidated Receivables during such Collection Period.

     "Investment Earnings" means, with respect to any Distribution Date, any
      -------------------
investment earnings (net of losses and investment expenses) on amounts on deposit in a Trust Account to be deposited into the Collection Account on such Distribution Date pursuant to Section 5.02(b).

     "Issuer" means Hyundai Auto Receivables Trust 1998-A.
      ------

     "Lien" means a security interest, lien, charge, pledge, equity or
      ----
encumbrance of any kind, other than tax liens, mechanics' liens and any liens that attach to the respective Receivable by operation of law as a result of any act or omission by the related Obligor.

     "Liquidated Receivable" means a Receivable with respect to which the
      ---------------------
earlier of the following shall have occurred: (i) more than 20% of a payment due under the related Contract is 120 or more days delinquent, (ii) the related Financed Vehicle has been repossessed for 30 days or more or (iii) the Servicer has determined in accordance with the Credit and Collections Policy that eventual payment in full of the Amount Financed is unlikely.

     "Liquidation Proceeds" means, with respect to any Receivable that
      --------------------
becomes a Liquidated Receivable, the moneys collected in respect thereof, from whatever source, during or after the Collection Period in which such Receivable became a Liquidated Receivable, including liquidation of the related Financed Vehicle, net of the sum of any reasonable out-of-pocket expenses of the Servicer in connection with such liquidation and any amounts required by law to be remitted to the Obligor on such Liquidated Receivable.

     "Local Remittance Account" shall have the meaning provided in Section
      ------------------------
5.02(a).

     "Mandatory Redemption Date" means the Distribution Date immediately
      -------------------------
following the last day of the Funding Period.

     "Moody's" means Moody's Investors Service, Inc., and its successors.
      -------

     "Net Investment Losses":  With respect to a Trust Account and any
      ---------------------
Collection Period, the amount, if any, by which the aggregate of all losses and expenses incurred during such period in connection with the investment of funds in Eligible Investments in accordance with Section 5.02(b) exceeds the aggregate of all interest and other income realized during such period on such funds.

     "Net Loss Ratio" means, as of any date of determination, the ratio
      --------------
(expressed as a percentage), the numerator of which is (a) the aggregate Principal Balance of all Receivables that became Liquidated Receivables during the related Collection Period minus (b) all Liquidation Proceeds received during such Collection Period, and the denominator of which is the Pool Balance as of the last day of such Collection Period.

     "Note Balance" means, as of any date of determination, an amount equal
      ------------
to the sum of (i) the Initial Class A-1 Note Balance and (ii) the Initial Class A-2 Note Balance, less all amounts distributed to Noteholders on or prior to such date and allocable to principal.

     "Note Distribution Account" means the account designated as such,
      -------------------------
established and maintained pursuant to Section 5.02(b)(ii).

     "Note Insurer" means MBIA Insurance Corporation, a New York stock
      ------------
insurance company, and its successors.

     "Note Insurer Default" means any one of the following events shall have
      --------------------
occurred and be continuing:

          (a) the Note Insurer shall have failed to make a required payment when due under the Policy;

          (b) the Note Insurer shall have (i) filed a petition or commenced any case or proceeding under any provision or chapter of the United States Bankruptcy Code, the New York State Insurance Law or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation, or reorganization, (ii) made a general assignment for the benefit of its creditors or (iii) had an order for relief entered against it under the United States Bankruptcy Code, the New York State Insurance Law or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation, or reorganization that is final and nonappealable; or

          (c) a court of competent jurisdiction, the New York Department of Insurance or any other competent regulatory authority shall have entered a final and nonappealable order, judgment or decree (i) appointing a custodian, trustee, agent, or receiver for the Note Insurer or for all or any material portion of its property or (ii) authorizing the taking of possession by a custodian, trustee, agent, or receiver of the Note Insurer or of all or any material portion of its property.

     "Note Percentage" means, on any Distribution Date, the percentage equal
      ---------------
to the Note Balance divided by the Pool Balance.

     "Note Pool Factor" means, with respect to each Class of Notes as of the
      ----------------
close of business on the last day of a Collection Period, a seven-digit decimal figure equal to the Outstanding Amount of such Class of Notes (after giving effect to any reductions thereof to be made on the immediately following Distribution Date) divided by the original Outstanding Amount of such Class of Notes. The Note Pool Factor will be 1.0000000 as of the Closing Date; thereafter, the Note Pool Factor will decline to reflect reductions in the Outstanding Amount of such Class of Notes.

     "Noteholders" shall mean the Class A-1 Noteholders or the Class A-2
      -----------
Noteholders.

     "Noteholders' Distributable Amount" means, with respect to any
      ---------------------------------
Distribution Date, the sum of the Noteholders' Interest Distributable Amount and the Noteholders' Principal Distributable Amount.

     "Noteholders' Interest Distributable Amount" means, with respect to any
      ------------------------------------------
Distribution Date, the sum of the Class A-1 Interest Distributable Amount for such Distribution Date and the Class A-2 Interest Distributable Amount for such Distribution Date.

     "Noteholders' Principal Distributable Amount" means, with respect to any
      -------------------------------------------
Distribution Date, the sum of the Class A-1 Principal Distributable Amount for such Distribution Date and the Class A-2 Principal Distributable Amount for such Distribution Date.

     "Notice" means the telephonic or telegraphic notice, promptly confirmed
      ------
in writing by telecopy substantially in the form of Exhibit A attached to the Policy, the original of which is subsequently delivered by registered or certified mail, from the Indenture Trustee specifying the Insured Payment that shall be due and owing on the applicable Distribution Date.

     "Obligor" on a Receivable means the purchaser or co-purchasers of the
      -------
related Financed Vehicle, and any other Person obligated to make payments thereunder.

     "Officers' Certificate" means a certificate signed by (a) the chairman
      ---------------------
of the board, any vice president, the controller or any assistant controller and (b) the president, a treasurer, assistant treasurer, secretary or assistant secretary of the Depositor or the Servicer, as appropriate.

     "Opinion of Counsel" means one or more written opinions of counsel, in
      ------------------
form and substance acceptable to the Note Insurer, who may be an employee of or counsel to the Depositor or the Servicer, which counsel shall be acceptable to the Note Insurer and the Indenture Trustee, the Owner Trustee or the Rating Agencies, as applicable and which shall be addressed to the
Note Insurer, the Owner Trustee and the Indenture Trustee.

     "Outstanding Amount" means, as of any date of determination, the
      ------------------
aggregate principal amount of a Class of Notes outstanding as of such date of determination.

     "Overcollateralization Ratio" means, as of any date of determination,
      ---------------------------
the ratio (expressed as a percentage), the numerator of which is the Note Balance as of such date, and the denominator of which is the Pool Balance as of such date.

     "Owner Trustee" means Wilmington Trust Company, acting not in its
      -------------
individual capacity but solely as owner trustee under the Trust Agreement.

     "Performance Guaranty" means the guaranty dated April 1, 1998 of HMC to
      --------------------
the Note Insurer and other beneficiaries.

     "Physical Property" has the meaning assigned to such term in the
      -----------------
definition of "Delivery" above.

     "Policy" means the financial guaranty insurance policy issued by the
      ------
Note Insurer with respect to the Notes, including any endorsements thereto, in the form of Exhibit D hereto.

     "Pool Balance" means, with respect to any Distribution Date, an amount
      ------------
equal to the sum of (i) the aggregate Principal Balance of the Receivables at the end of the related Collection Period, after giving effect to all payments of principal received from Obligors and Purchase Amounts to be remitted by the Servicer for such Collection Period, and after adjustment for Cram Down Losses and reduction to zero of the aggregate outstanding Principal Balance of all Receivables that became Liquidated Receivables during such Collection Period and (ii) the Pre-Funded Amount, if any.

     "Post Office Box" means any post office boxes maintained by Citibank
      ---------------
N.A., to which payments on receivables owned or serviced by HMFC are or will be sent.

     "Precomputed Receivable" means any Receivable under which the portion
      ----------------------
of a payment allocable to earned interest (which may be referred to in the related Contract as an add-on finance charge) and the portion allocable to the Amount Financed is determined according to the sum of periodic balances or the sum of monthly balances or any equivalent method or are monthly actuarial receivables.

     "Pre-Funded Amount" means the amount on deposit in the Pre-Funding
      -----------------
Account, which shall initially be $46,545,439.07.

     "Pre-Funded Percentage" means, with respect to a Class of Notes, the
      ---------------------
ratio (expressed as a percentage), the numerator of which is the Outstanding Amount of such Class of Notes as of the preceding Distribution Date and the denominator of which is the Note Balance as of the preceding Distribution Date.

     "Pre-Funding Account" means the account designated as such, established
      -------------------
and maintained pursuant to Section 5.02(b)(iii).

     "Preference Amount" means any amount previously distributed to a
      -----------------
Noteholder that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code, as amended from time to time, in accordance with a final nonappealable order of a court of competent jurisdiction.

     "Preference Claim" shall have the meaning assigned hereto in Section
      ----------------
5.11(b).

     "Principal Balance" means, with respect to any Receivable and a
      -----------------
Determination Date, the Amount Financed minus an amount equal to the sum, as of the close of business on the last day of the related Collection Period, of
(1) that portion of all amounts received on or prior to such day with respect to such Receivable and allocable to principal using the actuarial method (with respect to Precomputed Receivables) or the Simple Interest Method (with respect to Simple Interest Receivables), as applicable, and (2) any Cram Down Losses with respect to such Receivable.

     "Purchase Amount" means, with respect to any Receivable that became a
      ---------------
Purchased Receivable, the unpaid principal balance owed by the Obligor thereon plus interest on such amount at the applicable APR to the last day of the month of repurchase.

     "Purchased Receivable" means a Receivable purchased as of the close of
      --------------------
business on the last day of a Collection Period by or on behalf of the Servicer pursuant to Section 4.07 or by or on behalf of the Seller pursuant to the Receivables Purchase Agreement.

     "Rating Agency" means Moody's or Standard & Poor's, as the context may
      -------------
require. If none of Moody's, Standard & Poor's or a successor thereto remains in existence, "Rating Agency" shall mean any nationally recognized statistical rating organization or other comparable Person designated by the Depositor and, so long as a Note Insurer Default shall not have occurred and be continuing, with the prior written consent of the Note Insurer, written notice of which designation shall be given to the Owner Trustee, the Indenture Trustee, the Servicer and the Note Insurer.

     "Rating Agency Condition" means, with respect to any action, that each
      -----------------------
Rating Agency shall have been given 10 days' (or such shorter period as shall be acceptable to each Rating Agency) prior notice thereof and that each Rating Agency shall not have notified the Issuer, the Indenture Trustee or the Note Insurer (if the Note Insurer is the Controlling Party) in writing that such action will result in a reduction, withdrawal or down-grade of the then-current rating of each class of Notes, or in an increased capital charge to the Note Insurer.

     "Realized Losses" means, with respect to any Receivable that becomes a
      ---------------
Liquidated Receivable, the excess of the Principal Balance thereof over the portion of related Liquidation Proceeds allocable to principal.

     "Receivable Files" means  the following documents with respect to each
      ----------------
Financed Vehicle:

          (i) the fully executed original of each Receivable (together with any agreements modifying each such Receivable, including any extension agreement);

          (ii) the original credit application, or a copy thereof, fully executed by each Obligor thereon;

          (iii) the original certificate of title or such other documents evidencing the security interest of the Seller in the related Financed Vehicle; and

          (iv) any and all other documents that the Servicer shall have kept on file in accordance with its customary procedures relating to the Receivables, the Obligors or the Financed Vehicles.

     "Receivables" means the Initial Receivables and the Subsequent
      -----------
Receivables.

     "Receivables Purchase Agreement" means the Receivables Purchase
      ------------------------------
Agreement dated as of April 1, 1998, between HMFC, as seller, and SSB, as Depositor.

     "Record Date" means, as to any Distribution Date, the day immediately
      -----------
preceding such Distribution Date.

     "Regular Principal Distributable Amount" means, with respect to any
      --------------------------------------
Distribution Date, the sum of the following amounts, without duplication, with respect to the Receivables in respect of the related Collection Period:
(i) that portion of all collections on the Receivables allocable to principal, (ii) the aggregate outstanding principal balance of all Receivables that became Liquidated Receivables during such Collection Period,
(iii) that portion allocable to principal of the aggregate amount of any Cram Down Losses and (iv) that portion allocable to principal of the Purchase Amount of all Receivables that became Purchased Receivables during or in respect of such Collection Period.

     "Reimbursement Obligations" means the sum of (i) any unreimbursed
      -------------------------
payments made by the Note Insurer under the Policy, (ii) any expense paid by the Note Insurer pursuant to Section 4.05, (iii) any unpaid Insurance Premium, and (iv) all other amounts due to the Note Insurer under the Insurance Agreement, in each case together with interest on such amounts at the Late Payment Rate (as defined in the Insurance Agreement).

     "Request for Release of Documents" means the request substantially in
      --------------------------------
the form of Exhibit M.

     "Required Rate" means the sum of (i) the Weighted Average Note Rate,
      -------------
(ii) the Servicing Fee Rate, (iii) the rate at which the Insurance Premium is calculated, and (iv) the sum of the Trustee Fee Rates.

     "Reserve Account" means the account designated as such, established by
      ---------------
the  Issuer and  maintained  by  the Indenture  Trustee  pursuant to  Section
5.02(b)(v).

     "Reserve Account Claim Amount" shall have the meaning set forth in
      ----------------------------
Section 5.08(b).

     "Reserve Account Claim Notice" shall have the meaning set forth in
      ----------------------------
Section 5.08(b).

     "Reserve Account Initial Deposit" means the product of (a) 6% and (b)
      -------------------------------
clause (i) of the definition of Initial Pool Balance.

     "Reserve Account Percentage" shall have the meaning set forth in Exhibit
      --------------------------
L.

     "Reserve Account Property" means the Reserve Account Initial Deposit and
      ------------------------
all other amounts deposited in or credited to the Reserve Account from time to time.

     "Reserve Account Required Amount" shall have the meaning set forth in
      -------------------------------
Exhibit L.

     "Reserve Account Subsequent Deposit Amount" shall equal the product of
      -----------------------------------------
the Reserve Account Percentage and the aggregate Principal Balance of the Subsequent Receivables.

     "Reserve Event" shall have the meaning set forth in Exhibit L.
      -------------

     "Responsible Officer" means the chairman of the board, the president,
      -------------------
any executive vice president, any vice president, the treasurer, any assistant treasurer, the secretary, or any assistant secretary of the Servicer.

     "Scheduled Payment" means, with respect to each Receivable, the
      -----------------
scheduled monthly payment amount set forth in the related Contract and required to be paid by the Obligor during each Collection Period.

     "Securities" means the Notes and the Certificates.
      ----------

     "Securities Intermediary" means The Chase Manhattan Bank, in its
      -----------------------
capacity as the securities intermediary in the Securities Account Control Agreement dated as of April 16, 1998.

     "Securityholders" means the Noteholders and/or the Certificateholders,
      ---------------
as the context may require.

     "Seller" means HMFC and its successors in interest as seller of the
      ------
Receivables to the Depositor pursuant to the Receivables Purchase Agreement and the Subsequent Purchase Agreement.

     "Senior Servicing Fee" means an amount equal to the sum of (i) the
      --------------------
product of the Senior  Servicing Fee Rate and the amount  specified in clause
(i) of the definition of Pool Balance as of the first day of the related Collection Period, and (ii) any late fees, prepayment charges (including, in the case of a Receivable that provides for payments according to the "Rule of 78's" and that is prepaid in full, the difference between the Principal Balance of such Receivable (plus accrued interest to the date of prepayment) and the Principal Balance of such Receivable computed according to the Rule of 78's), and other administrative fees or similar charges collected on the Receivables.

     "Senior Servicing Fee Rate" means (i) so long as HMFC is the Servicer,
      -------------------------
1.5% per annum or (ii) if HMFC is not the Servicer, 3.0% per annum.

     "Servicer" means HMFC, as the servicer of the Receivables, and each
      --------
successor to HMFC (in the same capacity) pursuant to Section 7.03 or 8.03.

     "Servicer Termination Event" shall have the meaning set forth in Section
      --------------------------
8.01.

     "Servicer's Certificate" means an Officers' Certificate of the Servicer
      ----------------------
delivered pursuant to Section 4.09, substantially in the form of Exhibit C.

     "Servicing Fee" means the Senior Servicing Fee and the Subordinated
      -------------
Servicing Fee.

     "Servicing Fee Rate" means the Senior Servicing Fee Rate and the
      ------------------
Subordinated Servicing Fee Rate.

     "Simple Interest Method" means the method of allocating the monthly
      ----------------------
payments received with respect to a Receivable to interest in an amount equal to the product of (i) the applicable APR, (ii) the period of time (expressed as a fraction of a year, based on the actual number of days in the calendar month and 365 days in the calendar year) elapsed since the preceding payment was made under such Receivable and (iii) the outstanding principal amount of such Receivable, and allocating the remainder of each such monthly payment to principal.

     "Simple Interest Receivable" means any Receivable under which the
      --------------------------
portion of a payment allocable to interest and the portion allocable to principal is determined in accordance with the Simple Interest Method.

     "SSB" means SSB Vehicle Securities Inc., a Delaware corporation, and its
      ---
successors.

     "Standard & Poor's" means Standard & Poor's, a division of The McGraw
      -----------------
Hill Companies, Inc., and its successors.

     "Subordinated Servicing Fee" means an amount equal to the product of the
      --------------------------
Subordinated Servicing Fee Rate and the amount specified in clause (i) of the definition of Pool Balance as of the first day of the related Collection Period.

     "Subordinated Servicing Fee Rate" means (i) so long as HMFC is the
      -------------------------------
Servicer, 1.5% per annum and (ii) if HMFC is not the Servicer, 0% per annum.

     "Subsequent Closing Date" shall have the meaning assigned to such term
      -----------------------
in the Subsequent Purchase Agreement.

     "Subsequent Cutoff Date" means the date as of which Subsequent
      ----------------------
Receivables are conveyed to the Trust pursuant to Section 2.01.

     "Subsequent Purchase Agreement" shall have the meaning assigned to such
      -----------------------------
term in the Receivables Purchase Agreement.

     "Subsequent Receivables" means the Contracts transferred to the Issuer
      ----------------------
pursuant to Section 2.01, which shall be listed on Schedule A to the Subsequent Transfer Agreement.

     "Subsequent Transfer Agreement" shall have the meaning assigned hereto
      -----------------------------
in Section 2.01(b).

     "Subsequent Transfer Date" means the date designated by the Depositor
      ------------------------
during the Funding Period on which Subsequent Receivables are to be transferred to the Issuer in accordance with Section 2.01 and pursuant to the Subsequent Transfer Agreement.

     "Total Distribution Amount" means, for each Distribution Date, the sum
      -------------------------
of the related Interest Distribution Amount and the related Regular Principal Distributable Amount (other than the portion thereof attributable to Realized Losses or Cram Down Losses).

     "Trigger Event" shall have the meaning set forth in Exhibit L.
      -------------

     "Trust" means the Issuer.
      -----

     "Trust Account Property" means the Trust Accounts, all amounts and
      ----------------------
investments held from time to time in any Trust Account and all proceeds of the foregoing.

     "Trust Accounts" shall mean the Collection Account, the Note
      --------------
Distribution Account, the Reserve Account, the Capitalized Interest Account, the Yield Maintenance Account and the Pre-Funding Account.

     "Trust Agreement" means the Amended and Restated Trust Agreement, dated
      ---------------
as of April 1, 1998, between the Depositor and the Owner Trustee.

     "Trustee Fee Rates" means the rates at which the fees and expenses are
      -----------------
due to the Indenture Trustee, the Owner Trustee, the Administrator (to the extent such fees and expenses are related to the Trust, as set forth in the Fee Letter) and the Custodian; provided that the aggregate of the rates at which such fees and expenses accrue shall not exceed 0.25% per annum.

     "Trust Officer" means, in the case of the Indenture Trustee or the
      -------------
Backup Servicer, any Officer within the Corporate Trust Office of the Indenture Trustee or the Backup Servicer, as the case may be, including any Assistant Vice President, Assistant Treasurer, Assistant Secretary or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject and, with respect to the Owner Trustee, any officer in the Corporate Trust Administration Department of the Owner Trustee with direct responsibility for the administration of the Trust Agreement and the other Basic Documents on behalf of the Owner Trustee.

     "Weighted Average Note Rate" means the percentage equivalent of a
      --------------------------
fraction, the numerator of which is the sum of (i) the product of the Class A-1 Rate times the Initial Class A-1 Note Balance plus (ii) the product of the Class A-2 Rate times the Initial Class A-2 Note Balance, and the denominator of which is the sum of the Initial Class A-1 Note Balance and the Initial Class A-2 Note Balance.

     "Yield Maintenance Account" means the account designated as such,
      -------------------------
established by the Issuer and maintained by the Indenture Trustee pursuant to
Section 5.02(b)(iv).

     "Yield Maintenance Account Subsequent Deposit Amount"  means on the
      ---------------------------------------------------
Subsequent Transfer Date, an amount, to be deposited into the Yield Maintenance Account, equal to (A) the aggregate amount by which (i) interest on the Principal Balance of each Subsequent Receivable for the period commencing on the Subsequent Cutoff Date and ending with the scheduled maturity of each such Receivable (assuming that payments on such Receivables are made as scheduled and no prepayments are made) at a rate equal to the Required Rate, exceeds (ii) interest on such Principal Balance at the APR of such Subsequent Receivable.

     "Yield Maintenance Amount" means an amount equal to (A) the aggregate
      ------------------------
amount by which (i) interest on the Principal Balance of each Initial Receivable for the period commencing on the Initial Cutoff Date and ending with the scheduled maturity of each such Receivable (assuming that payments on such Receivables are made as scheduled and no prepayments are made) at a rate equal to the Required Rate, exceeds (ii) interest on such Principal Balance at the APR of such Initial Receivable minus (B) the sum of (i) any amount distributed as a Yield Maintenance Deposit Amount and (ii) any amount attributable to an Initial Receivable which has been prepaid or liquidated during the related Collection Period. As of the Initial Cutoff Date, the Yield Maintenance Amount is $665,927.07.

     "Yield Maintenance Deposit Amount" means the aggregate Yield Maintenance
      --------------------------------
Payments in respect of the Receivables for the related Collection Period, if any.

     "Yield Maintenance Payment" means with respect to any payment made on
      -------------------------
or in respect of a Receivable and any Distribution Date,  the amount by which
(i) interest on the Principal Balance of such Receivable during the Collection Period preceding such Distribution Date at a rate equal to the Required Rate, exceeds (ii) interest on such Principal Balance at the APR of such Receivable.

     Section 1.02.  Other Definitional Provisions.
                    -----------------------------

     (a) Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Indenture or, if not defined therein, in the Trust Agreement.

     (b) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

     (c) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

     (d) The words "hereof," "herein," "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Article, Section, Schedule and Exhibit references contained in this Agreement are references to Articles, Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; "or" shall include "and/or"; and the term "including" shall mean "including without limitation".

     (e) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

     (f) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

                                  ARTICLE II

                          CONVEYANCE OF RECEIVABLES

     Section 2.01.  Conveyance of Receivables.
                    -------------------------

     (a) Subject to the conditions set forth in paragraph (b) below with respect to Subsequent Receivables, in consideration of the Issuer's delivery to or upon the order of the Depositor of $233,720,124.34, the Certificates and such other amounts to be distributed to the Depositor on the Closing Date and the Subsequent Transfer Date, as applicable, the Depositor does hereby sell, transfer, assign, set over and otherwise convey to the Issuer, without recourse (subject to the obligations of the Depositor set forth herein), all right, title and interest of the Depositor in and to:

          (i) the Initial Receivables and all moneys received thereon on or after the Initial Cutoff Date and the Subsequent Receivables listed on Schedule A to the Subsequent Transfer Agreement and all moneys received thereon on or after the Subsequent Cutoff Date;

          (ii) the security interests in the Financed Vehicles and any accessions thereto granted by Obligors pursuant to the Receivables and any other interest of the Depositor in such Financed Vehicles;

          (iii) any Liquidation Proceeds and any other proceeds with respect to the Receivables from claims on any physical damage, credit life or disability insurance policies covering the Financed Vehicles or the related Obligors, including any vendor's single interest or other collateral protection insurance policy;

          (iv) any property that shall have secured a Receivable and shall have been acquired by or on behalf of the Depositor, the Servicer or the Trust;

          (v)  all  documents and  other items  contained  in the  Receivable
     Files;

          (vi) all of the Depositor's rights (but not its  obligations) under
     the  Receivables   Purchase  Agreement   and  the   Subsequent  Purchase
     Agreement;

          (vii) all right, title and interest in all funds on deposit from time to time in the Trust Accounts and the Certificate Distribution Account and in all investments therein and proceeds thereof (including all Investment Earnings thereon);

          (viii) any proceeds from any Receivable repurchased by a Dealer pursuant to a Dealer Agreement; and

          (ix) the proceeds of any and all of the foregoing.

In addition, on or prior to the Closing Date, the Seller shall cause the Note Insurer to deliver the Policy to the Indenture Trustee for the benefit of the Holders of the Notes.

     It is the intention of the Depositor that the transfer and assignment contemplated by this Agreement shall constitute a sale of the Receivables and other related property from the Depositor to the Trust and the beneficial interest in and title to the Receivables and the related property shall not be part of the Depositor's estate in the event of the filing of a bankruptcy petition by or against the Depositor under any bankruptcy law. In the event that, notwithstanding the intent of the Depositor, the transfer and assignment contemplated hereby is held not to be a sale, this Agreement shall constitute a grant of a security interest in the property referred to in this
Section 2.01 for the benefit of the Securityholders and the Note Insurer.

     (b) The Depositor shall transfer to the Issuer the Subsequent Receivables and the other property and rights related thereto described in paragraph (a) above only upon the satisfaction of each of the following conditions and satisfaction by the Seller of the conditions in Section 2.03 of the Receivables Purchase Agreement on or prior to the Subsequent Transfer
Date:

          (i)  the Depositor shall have  delivered to the Owner Trustee,  the
     Note Insurer and the Indenture Trustee (A) a written transfer agreement in substantially the form of Exhibit E hereto, which shall have been duly executed by each of the parties thereto (the "Subsequent Transfer Agreement"), which shall include supplements to Schedule A hereto listing the Subsequent Receivables and (B) an Addition Notice;

          (ii) on the Subsequent Transfer Date, (A) the Depositor was not insolvent and will not become insolvent as a result of the transfer of the related Subsequent Receivables on the Subsequent Transfer Date, (B) the Depositor did not intend to incur or believe that it would incur debts that would be beyond the Depositor's ability to pay as such debts matured, (C) such transfer was not made with actual intent to hinder, delay or defraud any Person and (D) the assets of the Depositor did not constitute unreasonably small capital to carry out its business as conducted;

          (iii)     the Funding Period shall not have terminated;

          (iv) each  of  the  representations  and  warranties  made  by  the
     Depositor pursuant to Section 3.02 with respect to the related Subsequent Receivables shall be true and correct as of the Subsequent Transfer Date;

          (v) the addition of any of the related Subsequent Receivables will not result in a material adverse tax consequence to the Trust, the Noteholders or the Certificateholders;

          (vi) the Note Insurer in its absolute and sole discretion shall have approved in writing the transfer of the Subsequent Receivables to the Trust;

          (vii) the Depositor shall have delivered to each Rating Agency, the Issuer, the Indenture Trustee and the Note Insurer, an Opinion of Counsel with respect to the transfer of the related Subsequent Receivables substantially in the form of, or confirming, the Opinion of Counsel delivered to each Rating Agency and the Note Insurer on the Closing Date and any other opinions reasonably required by the Note Insurer;

          (viii) the Rating Agency Condition shall be satisfied with respect to the transfer of the Subsequent Receivables to the Trust; and

          (ix) the Depositor shall have delivered to the Indenture Trustee, the Note Insurer and the Owner Trustee an Officers' Certificate confirming the satisfaction of each condition precedent on its part to be performed specified in this paragraph (b).

     (c) The Depositor covenants to transfer to the Issuer during the Funding Period pursuant to, and subject to the conditions set forth in, paragraph (b) above, all Subsequent Receivables transferred by the Seller to the Depositor pursuant to Section 2.03 of the Receivables Purchase Agreement.

                                 ARTICLE III

                               THE RECEIVABLES

     Section 3.01.  Representations and Warranties of the Seller.
                    --------------------------------------------

     (a) The Seller has made each of the representations and warranties set forth in Exhibit A hereto under the Receivables Purchase Agreement and has consented to the assignment by the Depositor to the Issuer of the Depositor's rights with respect thereto. Such representations and warranties speak as of the execution and delivery of this Agreement and as of the Closing Date in the case of the Initial Receivables, and as of the Subsequent Transfer Date in the case of the Subsequent Receivables, but shall survive the sale, transfer and assignment of the Receivables to the Issuer and the pledge of such Receivables to the Indenture Trustee. Pursuant to Section 2.01 of this Agreement, the Depositor has sold, assigned, transferred and conveyed to the Issuer, as part of the assets of the Issuer, its rights under the Receivables Purchase Agreement, including the representations and warranties of the Seller therein as set forth in Exhibit A, upon which representations and warranties the Issuer relies in accepting the Receivables and delivering the Securities, and upon which the Note Insurer relies in issuing the Policy, together with all rights of the Depositor with respect to any breach thereof, including the right to require the Seller to repurchase Receivables in accordance with the Receivables Purchase Agreement. It is understood and agreed that the representations and warranties referred to in this Section shall survive the sale and delivery of the Receivables to the Issuer or the Custodian.

     (b) The Seller hereby agrees that the Issuer shall have the right to enforce any and all rights under the Receivables Purchase Agreement assigned to the Issuer herein, including the right to cause the Seller to repurchase any Receivable with respect to which it is in breach of any of its representations and warranties set forth in Exhibit A, directly against the Seller as though the Issuer were a party to the Receivables Purchase Agreement, and the Issuer shall not be obligated to exercise any such rights indirectly through the Depositor.

     Section 3.02.  Representations and Warranties of the Depositor.  The
                    -----------------------------------------------
Depositor makes the following representations and warranties, on which the Issuer relies in accepting the Receivables and delivering the Securities, and upon which the Note Insurer relies in issuing the Policy. Such representations and warranties speak as of the execution and delivery of this Agreement and as of the Closing Date in the case of the Initial Receivables, and as of the Subsequent Transfer Date in the case of the Subsequent
Receivables, but shall survive the sale, transfer and assignment of the Receivables by the Depositor to the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture:

          (a)  Title.  The Depositor shall convey to the Issuer all right,
               -----
title and interest of the Depositor in and to the Receivables.

          (b)  All Filings Made.  The Depositor has caused all filings
               ----------------
(including UCC filings) to be made in California, New York and Delaware with respect to the sale of the Receivables to the Issuer and the pledge contemplated in the Basic Agreements to the Indenture Trustee.

          (c)  Liens.  The Depositor has not taken any actions to create,
               -----
incur or suffer to exist any Lien on or restriction on transferability of any Receivable except for the Lien of the Indenture and the restrictions on transferability imposed by this Agreement.

     Section 3.03.  Repurchase Upon Breach.  The Depositor, the Owner
                    ----------------------
Trustee,  the Indenture  Trustee, the  Seller,  the Backup  Servicer and  the
Servicer shall inform the other parties to this Agreement and the Note Insurer promptly, in writing, upon the discovery of any breach of the Seller's representations and warranties made pursuant to Section 3.01 of this Agreement or Section 2.03 or 3.02 of the Receivables Purchase Agreement, without regard to any limitation set forth in such representation or warranty concerning the knowledge of the Seller as to the facts stated therein. Unless any such breach shall have been cured by the last day of the first
Collection Period following the discovery or notice thereof, the Servicer shall be obligated and, if necessary, the Issuer shall enforce the obligation of the Seller under the Receivables Purchase Agreement, to purchase as of such last day any Receivable materially and adversely affected by any such breach or with respect to which the interests of the Note Insurer are materially and adversely affected. In consideration of the repurchase of any such Receivable, the Servicer shall remit the Purchase Amount to the Collection Account and notify in writing the Indenture Trustee of such deposit, in the manner specified in Section 5.04. The sole remedy of the Issuer, the Indenture Trustee, the Noteholders, or the Certificateholders with respect to a breach of representations and warranties pursuant to
Section 3.01 and the agreement contained in this Section shall be to require the Servicer to purchase Receivables pursuant to this Section or the Seller to repurchase Receivables pursuant to the Receivables Purchase Agreement. If the Seller fails to repurchase any Receivable which it is so required to reacquire pursuant to this Agreement or the Receivables Purchase Agreement by the date specified, the Indenture Trustee shall promptly notify HMC of such failure at the address set forth in the Performance Guaranty.

     Section 3.04.  Custody of Custodial Files.
                    --------------------------

     (a) To assure uniform quality in the servicing of the Receivables, the Issuer hereby appoints the Custodian, and the Custodian hereby accepts such appointment, to act for the benefit of the Issuer and the Indenture Trustee as custodian of the following documents or instruments relating to the Receivables (the "Custodial Files"), which documents and instruments shall be delivered by the Servicer to the Custodian within 30 days of the Closing Date with respect to the Initial Receivables and within 30 days of the Subsequent Closing Date with respect to the Subsequent Receivables:

          (i) the fully executed original of each Receivable (together with any agreements modifying each such Receivable, including any extension agreement as set forth in the related Schedule); and

          (ii) the original certificate of title, application for duplicate title with proof of security interest for certain identified Receivables or such other original documents evidencing the security interest of the Seller in the related Financed Vehicle.

     (b) If the Servicer fails to deliver any of the required documents, the Servicer shall purchase or shall cause the Seller to purchase the related Receivable for the Purchase Amount pursuant to Section 3.07.

     Section 3.05.  Duties of the Custodian.
                    -----------------------

          (a) The Custodian may, upon receipt of a Request for Release of Documents from the Servicer, release any Custodial File to the Servicer, for the limited purpose, if necessary, of temporarily assisting the Servicer to conduct collection and other servicing activities; provided, however, that prior to being released to the Servicer all documents to be released in such Custodial File shall be conspicuously stamped to reflect the sale to the Issuer and the security interest of the Indenture Trustee in the related Receivables (except if the Custodial File is being released because the related Receivable has been paid in full); provided, further, that if a
                                           --------  -------
Servicer Termination Event shall have occurred and be continuing and of which the Custodian has actual knowledge of or has received notice thereof, no part of any Custodial File shall be released by the Custodian to the Servicer without the Note Insurer's prior written consent, which shall be evidenced by the Note Insurer's execution of the Request for Release of Documents. Except as noted above, no part of the Custodial File shall be delivered by the Custodian to the Depositor, the Seller or the Servicer or otherwise released from the possession of the Custodian. The Custodian shall not be under any duty or obligation to inspect, review or examine any document, instrument, certificate, agreement or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they are other than what they purport to be on their face.

          No successor Custodian may be appointed unless such Person shall be acceptable to the Note Insurer and shall have entered into an agreement with the Indenture Trustee, for the benefit of the Noteholders and the Note Insurer, containing provisions substantially similar to this Section.

          (b) Upon receipt of the Custodial Files, the Custodian shall hold and acknowledge that it is holding the Custodial File documents (except for those noted on the notice in the form of Exhibit G given to the Indenture Trustee) as the agent of the Indenture Trustee and the Owner Trustee for the use and benefit of the Securityholders and the Note Insurer with respect thereto. The Indenture Trustee shall not have any responsibility, duty, obligation or liability with respect to the Custodian acting as a custodian hereunder or with respect to any document, agreement, certificate or instrument held or purported to be held by the Custodian. Neither the Custodian nor the Indenture Trustee shall have any responsibility or liability with respect to any Receivable or Custodial Files not conveyed by the Servicer hereunder.

          (c) The Custodian shall perform its duties as custodian in accordance with the terms of this Agreement and applicable law and, to the extent consistent with such terms, in the same manner in which, and with the same care, skill, prudence and diligence with which, it administers files for other portfolios, if any, giving due consideration to customary and usual standards of practice of prudent custodians. The Custodian shall promptly report to the Indenture Trustee, the Owner Trustee and to the Note Insurer, any failure by it to hold the complete set of Custodial Files as herein provided and shall promptly take appropriate action to remedy any such failure.

          The Custodian shall have and perform the following powers and duties:

          (i) hold the Custodial Files on behalf of the Indenture Trustee and the Owner Trustee for the benefit of the Securityholders and the
     Note Insurer, maintain accurate records pertaining to each Receivable to enable it to comply with the terms and conditions of this Agreement, and maintain a current inventory thereof;

          (ii) implement policies and procedures in accordance with the Custodian's normal business practices with respect to the handling and custody of the Custodial Files so that the integrity and physical possession of the Custodial Files will be maintained; and

          (iii) attend to all details in connection with maintaining custody of the Custodial Files on behalf of the Indenture Trustee, the Owner Trustee, the Securityholders and the Note Insurer.

          (d) In acting as a custodian, the Custodian agrees further that it does not and will not have or assert any beneficial ownership interest in the Receivables or the Custodial Files or any other Receivable.

          (e) The Custodian agrees to maintain any Custodial Files in its possession at its office located in Chase Bank of Texas, 801 West Greens Road, Suite 200, Houston, Texas 77067, or at such other offices as shall from time to time be identified by prior written notice to the Issuer, to the Indenture Trustee and the Note Insurer.

     Section 3.06.  Obligations of the Custodian.
                    ----------------------------

          (a) With respect to the documents constituting each Custodial File which is delivered to the Custodian or which come into the possession of the Custodian, the Custodian is the custodian for the Indenture Trustee, on behalf of the Note Insurer and the Securityholders. The Custodian shall hold all documents received by it constituting the Custodial Files for the exclusive use and benefit of the Indenture Trustee on behalf of the Securityholders and the Note Insurer, and shall make disposition thereof only in accordance with this Agreement or the instructions furnished by the Indenture Trustee provided such instructions are consistent with this
Agreement unless otherwise directed in writing by the Note Insurer. The Custodian shall segregate and maintain continuous custody of all documents constituting the Custodial Files in secure and fire resistant facilities in accordance with customary standards for such custody. The Custodian makes no representations as to and shall not be responsible to verify (i) the validity, legality, enforceability, sufficiency, due authorization, recordability or genuineness of any document in the Custodial Files or of any of the Receivables or (ii) the collectability, insurability, effectiveness or suitability of any Receivable.

          (b) Upon the payment in full of any Receivable or redemption of the Notes by the Servicer, the Indenture Trustee or the Note Insurer, which shall be evidenced by the delivery to the Custodian of the Request for Release of Documents, the Custodian shall promptly release the related Custodial File to the Servicer or the Note Insurer unless otherwise instructed in writing by such party.

     Section 3.07.  Certification.
                    --------------

          (a) Within 90 days of the Closing Date or Subsequent Transfer Date, as applicable, the Custodian shall ascertain that all documents referred to in Section 3.04 with respect to each Receivable are in its possession, and shall deliver to the Issuer, the Indenture Trustee and the
Note Insurer a certification in the form of Exhibit G to the effect that, as to each Custodial File listed in Schedule A (other than any Receivable paid in full or any Receivable specifically identified in such certification as not covered by such certification): (i) all documents required to be in the Custodial Files are in its possession and (ii) such documents have been reviewed by it and appear regular on their face and relate to such
Receivable. In making this certification, the Custodian shall separately list those Receivables for which an original certificate of title was not found in the relevant Custodial File and shall, within 180 days after the Closing Date or Subsequent Transfer Date, as applicable, deliver to the Issuer, the Indenture Trustee and the Note Insurer a certification (the "Second Certification"), to the effect that, as to each such Custodial File that did not include an original certificate of title in the initial Certification (other than any Receivable paid in full or any Receivable specifically identified in such certification as not covered by such certification): (i) all documents required to be in the Custodial File are in its possession and (ii) such documents have been reviewed by it and appear regular on their face and relate to such Receivable.

          (b) If the Custodian during the process of reviewing the Custodial Files, whether pursuant to clause (a) above or Section 3.08 hereof, finds any document constituting a part of a Custodial File which is not executed, has not been received, is unrelated to the Receivable identified in Schedule A, or does not conform to the requirements of clause (a) above or the loan number set forth in Schedule A, then the Custodian shall promptly so notify the Issuer, the Servicer, the Note Insurer and the Indenture Trustee in writing of such discovery.

          The Servicer will use reasonable efforts to remedy a material defect in a document or omission of a document constituting part of a Custodial File of which it is so notified by the Custodian as set forth in
Section 3.07(a) above. If, however, within 15 days after the initial Custodian's certification to it respecting such defect or omission (other than a defect or omission in respect of a certificate of title) or within 15 days after the Second Certification in respect of a defect or omission as to a certificate of title the Servicer has not remedied or caused the Seller to remedy the defect or omission, the Servicer shall give notice to the Indenture Trustee of the date and price of repurchase and, on the next succeeding Determination Date, cause the Seller to repurchase such
Receivable,  which  Purchase Amount  shall  be  deposited in  the  Collection
Account.

     Section 3.08.  Future Defects.
                    ---------------

          During the term of this Agreement, if the Custodian discovers any defect with respect to the Custodial Files, the Custodian shall give written specification of such defect to the Indenture Trustee, the Issuer, the Depositor and the Note Insurer. Notwithstanding the foregoing, the Custodian shall be under no obligation to conduct any other review of the Custodial Files other than as described in Section 3.07.

     Section 3.09.  Fees of Custodian.
                    ------------------

          The Custodian shall charge such fees for its services under this Agreement as are set forth in the Fee Letter, the payment of which fees, together with the Custodian's expenses in connection herewith, shall be made in the priority set forth in Section 5.06(b). The Custodian shall perform its obligations under this Agreement notwithstanding nonpayment of the fees and expenses of the Custodian.

     Section 3.10.  Liability of Custodian.
                    -----------------------

          Neither the Custodian nor any of its directors, officers, agents or employees, shall be liable for any action taken or omitted to be taken by it or them hereunder or in connection herewith in good faith and believed by it or them to be within the purview of this Agreement, except for its or their own negligence, lack of good faith or willful misconduct.

     Section 3.11.  Reliance of Custodian.
                    ---------------------

          In the absence of bad faith or negligence on the part of the Custodian, the Custodian may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any request, instructions, certificate, opinion or other document furnished to the Custodian, reasonably believed by the Custodian to be genuine and to have been signed or presented by the proper party or parties and conforming to the requirements of this Agreement; but in the case of any loan document or other request, instruction, document or certificate which by any provision hereof is specifically required to be furnished to a Trust Officer of the Custodian, the Custodian shall be under a duty to examine the same to determine whether or not it conforms to the requirements of this Agreement.

     Section 3.12.  Transmission of Custodial Files.
                    -------------------------------

          Written instructions as to the method of shipment and shipper(s) the Custodian is directed to utilize in connection with the transmission of files and loan documents in the performance of the Custodian's duties hereunder shall be delivered by the Servicer to the Custodian prior to any shipment of any files and loan documents hereunder. Pursuant to this Agreement, the Servicer will arrange for the provision of such services at its sole cost and expense (or, at the Custodian's option, reimburse the Custodian for all costs and expenses incurred by the Custodian consistent with such instructions) and will maintain such insurance in connection with shipment of the Custodial Files against loss or damage to files and loan documents as the Servicer deems appropriate. Without limiting the generality of the provisions of Section 3.10 hereof, it is expressly agreed that in no event shall the Custodian have any liability for any losses or damages to any person, including without limitation, the Indenture Trustee, arising out of actions of the Custodian consistent with instructions of the Servicer unless such instructions are inconsistent with any of the Basic Documents.

     Section 3.13.  Resignation and Removal; Appointment of Successor.
                    --------------------------------------------------

          (a) No resignation or removal of the Custodian and no appointment of a successor Custodian pursuant to this Article III shall become effective until the acceptance of appointment by the successor Custodian under Section
3.14 hereof.

          (b) The Custodian may resign at any time by giving 30 days' prior written notice thereof to the Issuer, the Note Insurer and the Indenture Trustee. If the Custodian shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Custodian for any cause with respect to any of the Notes, the Issuer shall, with the prior written consent of the Note Insurer, promptly appoint a successor Custodian reasonably satisfactory to the Note Insurer. If no successor Custodian shall have been so appointed by the Issuer within 30 days of notice of removal or resignation and shall not have accepted appointment in the manner hereinafter provided, then the Note Insurer may appoint a successor Custodian. If the
Note Insurer shall fail to appoint a successor Custodian within 90 days or if a Note Insurer Default shall have occurred and is continuing, then the Controlling Party may petition any court of competent jurisdiction for the appointment of a successor Custodian with respect to the Notes.

          (c) The Custodian may be removed by the Note Insurer or, if a Note Insurer Default has occurred and is continuing, by the Controlling Party, at any time if one of the following events have occurred:

          (i) the Custodian shall become incapable of acting or shall be adjudged a bankrupt or insolvent, or a receiver of the Custodian or of its property shall be appointed, or any public officer shall take charge or control of the Custodian or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or

          (ii) the Custodian has failed to perform its duties under any of the Basic Documents or any side agreements with the Servicer or has breached any representation or warranty made herein or therein.

          (d)  The Issuer shall give notice in the manner provided in Section
10.03 of each resignation and each removal of the Custodian and each appointment of a successor Custodian to the Indenture Trustee, the Note Insurer and the Rating Agencies. Each notice shall include the name of the successor Custodian and the address of its chief executive office.

     Section 3.14.  Acceptance of Appointment by Successor.
                    --------------------------------------

          Every successor Custodian appointed hereunder shall be acceptable to the Note Insurer and shall execute, acknowledge and deliver to the Issuer, the Indenture Trustee, the Note Insurer and the retiring Custodian an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Custodian shall become effective and such successor Custodian, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Custodian but, on request of the Issuer, the Indenture Trustee, the Note Insurer or the successor Custodian, such retiring Custodian shall execute and deliver an instrument transferring to such successor Custodian all the rights, powers and trusts of the retiring Custodian, and shall duly assign, transfer and deliver to such successor Custodian all property and money held by such retiring Custodian hereunder. Upon request of any such successor Custodian, the Issuer or the Indenture Trustee on behalf of the Issuer shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Custodian all such rights, powers and trusts.

          No successor Custodian shall accept its appointment unless at the time of such acceptance such successor Custodian shall be acceptable to the
Note Insurer and shall be eligible under this Article III.

     Section 3.15.  Merger, Conversion, Consolidation or Succession to
                    --------------------------------------------------
Business of Custodian.
----------------------

          Any Person into which the Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any corporation succeeding to all or substantially all of the business of the Custodian, shall be the successor of the Custodian hereunder, provided such Person shall be acceptable to the Note Insurer and shall be otherwise qualified and eligible, without the execution or filing of any paper or any further act on the part of any of the parties hereto, and prior written notice thereof shall be provided by the Custodian to the Indenture Trustee, the Note Insurer and the Rating Agencies.

     Section 3.16.  Representations and Warranties of the Custodian.
                    ------------------------------------------------

          The Custodian represents and warrants to, and agrees with the Indenture Trustee, the Note Insurer and the Issuer, as of the Closing Date that:

          (a) The Custodian is duly organized as a state banking association under the laws of the state of New York, is validly existing, in good standing and has the corporate power and authority under the laws of the United States of America to conduct its business as now conducted.

          (b) The Custodian has full corporate power and authority under the laws of the United States of America to enter into and perform all transactions contemplated herein and no consent, approval, authorization or order of any federal court or governmental agency or body governing or having jurisdiction with respect to the Custodian's custodial powers is required for the Custodian to enter into this Agreement and to perform its obligations hereunder.

          (c) The execution, delivery and performance by it of this Agreement (a) do not violate any provision of any law or regulation governing the banking or the custodial powers of the Custodian or any order, writ, judgment, or decree of any court, arbitrator, or governmental authority applicable to the Custodian or any of its assets, (b) do not violate any provision of its corporate charter or by-laws, or (c) do not violate any provision of, or constitute, with or without notice or lapse of time, a default under, or result in the creation or imposition of any lien on any of the property acquired by the Issuer pursuant to the provisions of any indenture, contract, agreement or other undertaking other than this Agreement to which it is a party.

          (d) This Agreement has been duly executed and delivered by the Custodian and constitutes the legal, valid and binding agreement of the Custodian, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law.

          (e) Nothing has come to the Custodian's attention indicating that, with respect to the Receivables and the Financed Vehicles (i) there exist any adverse claims, lien, or encumbrances against any of the same; (ii) any Receivable was overdue or had been dishonored or subject to the circumstances described in Section3-304 of the Uniform Commercial Code as in effect in the State of New York, or (iii) there exists any other defense against or claim to the Receivables by any other person or entity. For purposes of this subsection (e), the Custodian shall not be deemed to have notice or knowledge of the foregoing matters unless a Responsible Officer assigned to and working in the Custodian's Corporate Trust Office shall have actual knowledge thereof or written notice thereof is received by the Custodian in accordance herewith.

     Section 3.17.  Custodian's Indemnification.  The Custodian shall
                    ---------------------------
indemnify the Trust, the Note Insurer, the Owner Trustee and the Indenture Trustee and each of their respective officers, directors, employees and agents for any and all liabilities, obligations, losses, compensatory damages, payments, costs or expenses of any kind whatsoever that may be imposed upon, incurred by or asserted against the Trust, the Owner Trustee or the Indenture Trustee or any of their respective officers, directors, employees or agents as the result of negligence, lack of good faith or willful misconduct on the part of the Custodian relating to the maintenance and custody of the Custodial Files as Custodian thereof; provided, however, that the Custodian shall not be liable to the Owner Trustee, the Indenture Trustee or any such officer, director, employee or agent of the Owner Trustee or the Indenture Trustee for any portion of any such amount resulting from the willful misfeasance, bad faith or negligence of the Owner Trustee or the Indenture Trustee, as the case may be, or of any such officer, director, employee or agent of the Owner Trustee or the Indenture Trustee, as the case may be.

     Indemnification under this Section shall survive the resignation or removal of the Custodian or the termination of this Agreement, and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Custodian shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter collects any of such amounts from others, such Person shall promptly repay such amounts to the Custodian, without interest.

                                  ARTICLE IV

                 ADMINISTRATION AND SERVICING OF RECEIVABLES

     Section 4.01.  Duties of Servicer.  The Servicer, for the benefit of the
                    ------------------
Issuer, the Indenture Trustee and the Note Insurer, shall manage, service, administer and make collections on the Receivables and perform the other actions required by the Servicer under this Agreement. The Servicer shall service the Receivables in accordance with its customary and usual procedures and consistent with the procedures employed by institutions that service motor vehicle retail installment sale contracts. The Servicer's duties shall include the collection and posting of all payments, responding to inquiries of Obligors, investigating delinquencies, sending payment statements to Obligors, reporting any required tax information to Obligors, monitoring the Collateral, accounting for collections, furnishing monthly and annual statements to the Owner Trustee, the Indenture Trustee and the Note Insurer with respect to distributions and performing the other duties specified herein. The Servicer also shall administer and enforce all rights of the holder of the Receivables under the Receivables and the Dealer Agreements. To the extent consistent with the standards, policies and procedures otherwise required hereby and the Credit and Collection Policy, the Servicer shall follow its customary standards, policies and procedures and shall have full power and authority, acting alone, to do any and all things in connection with the managing, servicing, administration and collection of the Receivables that it may deem necessary or desirable. Without limiting the generality of the foregoing, the Servicer is hereby authorized and empowered to execute and deliver, on behalf of itself, the Issuer, the Owner Trustee, the Indenture Trustee, the Certificateholders and the Noteholders, or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments with respect to the Receivables and with respect to the Financed Vehicles; provided, however, that notwithstanding the foregoing, the Servicer shall not, except pursuant to an order from a court of competent jurisdiction, release an Obligor from payment of any unpaid amount due under any Receivable, reduce the related APR or waive the right to collect the unpaid balance of any Receivable from an Obligor. The Servicer is hereby authorized to commence, in its own name or in the name of the Issuer, the Indenture
Trustee, the Owner Trustee, the Certificateholders or the Noteholders, a legal proceeding to enforce a Receivable pursuant to Section 4.03 or to commence or participate in any other legal proceeding (including a bankruptcy proceeding) relating to or involving a Receivable, an Obligor or a Financed Vehicle. If the Servicer commences or participates in any such legal proceeding in its own name, the Indenture Trustee or the Issuer shall thereupon be deemed to have automatically assigned the applicable Receivable to the Servicer solely for purposes of commencing or participating in such proceeding as a party or claimant, and the Servicer is authorized and empowered by the Indenture Trustee or the Issuer to execute and deliver in the Indenture Trustee's or the Issuer's name any notices, demands, claims, complaints, responses, affidavits or other documents or instruments in connection with any such proceeding. If in any enforcement suit or legal proceeding it shall be held that the Servicer may not enforce a Receivable on the ground that it shall not be a real party in interest or a holder entitled to enforce such Receivable, the Owner Trustee shall, at the Servicer's expense and direction, take steps to enforce such Receivable, including bringing suit in its name or the name of the Issuer, the Indenture Trustee, the Certificateholders or the Noteholders. The Owner Trustee and the Indenture Trustee shall upon the written request of the Servicer furnish the Servicer with any powers of attorney and other documents reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder.

     Section 4.02.  Collection of Receivable Payments; Modifications of
                    ---------------------------------------------------
Receivables.
-----------

     (a) Consistent with the standards, policies and procedures required by this Agreement, the Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Receivables as and when the same shall become due, and shall follow such collection procedures as it follows with respect to all comparable motor vehicle receivables that it services for itself or others and otherwise act with respect to the Receivables in such a manner as will, in the reasonable judgment of the Servicer, maximize the amount to be received by the Trust with respect thereto. The Servicer is authorized in its discretion to waive any prepayment charge, late payment charge or any other similar fees that may be collected in the ordinary course of servicing any Receivable. The Servicer shall grant extensions on the Receivables only to the extent permissible in its extension policy attached hereto as Exhibit H; provided, however, that the Servicer shall not grant any "holiday extensions" with respect to any Receivables.

     (b) The Servicer may grant payment extensions in accordance with its customary procedures if the Servicer believes in good faith that such extension, is necessary to avoid a default on such Receivable, will maximize the amount to be received by the Trust with respect to such Receivable and is otherwise in the best interests of the Trust and the Note Insurer; provided, that no such extension shall extend the final payment date on any Receivable beyond the last day of the Collection Period ending three months prior to the Final Scheduled Maturity Date. Anything herein to the contrary notwithstanding, the Servicer shall grant payment extensions with respect to a Receivable only to the extent permissible in its extension policy attached hereto as Exhibit H.

     (c) Upon any extension not in accordance with this Section, the Servicer shall be required to purchase the related Receivable in accordance with Section 4.07.

     Section 4.03.  Realization upon Receivables.  Consistent with the
                    ----------------------------
standards, policies and procedures required by this Agreement and the Credit and Collection Policy, the Servicer shall use its best efforts to repossess or otherwise convert the ownership of and liquidate any Financed Vehicle securing a Receivable with respect to which the Servicer shall have determined that eventual payment in full is unlikely. The Servicer shall begin such repossession and conversion procedures as soon as practicable after default on such Receivable; provided, however, that the Servicer may elect not to repossess a Financed Vehicle within such time period if in its good faith judgment it determines that the proceeds ultimately recoverable with respect to such Receivable would be increased by forbearance. In repossessing or otherwise converting the ownership of a Financed Vehicle and liquidating a Receivable, the Servicer is authorized to follow such customary practices and procedures as it shall deem necessary or advisable, consistent with the standard of care required by Section 4.01, which practices and procedures may include reasonable efforts to realize upon any recourse to Dealers, the sale of the related Financed Vehicle at public or private sale, the submission of claims under an insurance policy and other actions by the Servicer in order to realize upon a Receivable; provided, however, that in any case in which the Financed Vehicle shall have suffered damage, the Servicer shall not expend funds in connection with any repair or towards the repossession of such Financed Vehicle unless it shall determine in its reasonable judgment that such repair or repossession shall increase the related Liquidation Proceeds by an amount materially greater than the expense for such repair or repossession. The Servicer shall be entitled to recover all reasonable expenses incurred by it in the course of repossessing and liquidating a Financed Vehicle into cash proceeds, but only out of the cash proceeds of the sale of such Financed Vehicle, any deficiency obtained from the related Obligor or any amounts received from recourse to the related Dealer.

     Section 4.04.  Physical Damage Insurance.  The Servicer shall, in
                    -------------------------
accordance with its customary servicing procedures, require each Obligor to obtain and maintain physical loss damage insurance covering the related Financed Vehicle as of the execution of the related Receivable.

     Section 4.05.  Maintenance of Security Interests in Financed Vehicles.
                    ------------------------------------------------------

     (a) The Servicer shall, in accordance with its customary servicing procedures, take such steps as are necessary to maintain perfection of the security interest created by each Receivable in the related Financed Vehicle. The Servicer is hereby authorized to take such steps as are necessary to re-perfect such security interest on behalf of the Issuer and the Indenture Trustee in the event of the relocation of a Financed Vehicle, or for any other reason. In the event that the assignment of a Receivable to the Issuer is insufficient, without a notation on the related Financed Vehicle's certificate of title, or without fulfilling any additional administrative requirements under the laws of the State in which such Financed Vehicle is located, to perfect a security interest in the related Financed Vehicle in favor of the Issuer, the Servicer hereby agrees that the designation of HMFC as the secured party on the certificate of title is in its capacity as agent of the Issuer.

     (b) The Depositor, the Owner Trustee, the Indenture Trustee, the Servicer and the Backup Servicer hereby agree that, upon a Trigger Event, the Controlling Party may take or cause to be taken such actions as may, in the opinion of counsel to the Controlling Party, be necessary to perfect or re-perfect the security interests in the Financed Vehicles in the name of the Issuer, including by amending the title documents of the Financed Vehicles. The Servicer hereby agrees to pay all expenses related to such perfection or reperfection and to take all action necessary therefor. If such expenses are not paid within 15 days after delivery of any invoice for such expenses to the Servicer, such expenses shall be paid pursuant to Section 5.06(b)(x). The Note Insurer may in its sole discretion pay such costs and any such amounts shall be included in amounts owed to the Note Insurer pursuant to
Section 5.06(b)(vi). In addition, the Controlling Party may at any other time instruct the Servicer to take or cause to be taken such action as may, in the opinion of counsel to the Controlling Party, be necessary to perfect or re-perfect the security interest in the Financed Vehicles in the name of the Trust; provided, however, that if the Controlling Party requests that the title documents be amended prior to the occurrence of a Trigger Event, the out-of-pocket expenses of the Servicer or any other entity incurred in connection with any such action shall be reimbursed to the Servicer or such other party by the Controlling Party.

     Section 4.06.  Covenants of Servicer.  By its execution and delivery of
                    ---------------------
this Agreement, the Servicer hereby covenants as follows (upon which covenants the Issuer, the Indenture Trustee and the Owner Trustee rely in accepting the Receivables and delivering the applicable Securities and on which the Note Insurer relies in issuing the Policy):

          (a)  Liens in Force.  No Financed Vehicle securing a Receivable
               --------------
shall be released in whole or in part from the security interest granted by such Receivable, except upon payment in full of such Receivable or as otherwise contemplated herein;

          (b)  No Impairment.  The Servicer shall do nothing to impair the
               -------------
rights of the Trust or the Note Insurer in the property of the Trust;

          (c)  No Amendments.  The Servicer shall not extend or otherwise
               -------------
amend the terms of any Receivable, except in accordance with Section 4.02 and the Servicer shall not amend or modify the Credit and Collection Policy if such amendment or modification may have a material adverse effect on the interest of the Noteholders or Note Insurer; and

          (d)  Restrictions on Liens.  The Servicer shall not (A) create,
               ---------------------
incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to or permit in the future (upon the occurrence of a contingency or otherwise) the creation, incurrence or existence of any Lien on or restriction on transferability of any Receivable except for the Lien of the Indenture and the restrictions on transferability imposed by this Agreement or (B) sign or file any UCC financing statements in any jurisdiction that names HMFC, the Servicer or the Depositor as a debtor, and any Person other than the Depositor, the Indenture Trustee or the Issuer as a secured party, or sign any security agreement authorizing any secured party thereunder to file any such financing statement with respect to the Receivables or the related property.

     Section 4.07.  Purchase of Receivables Upon Breach.  Upon discovery by
                    -----------------------------------
any of the Servicer, the Seller, the Depositor, the Owner Trustee, the Indenture Trustee or the Backup Servicer of a breach of any of the covenants set forth in Sections 3.07, 4.02(b), 4.05(a) or 4.06, the party discovering such breach shall give prompt written notice to the other parties and the
Note Insurer; provided, however, that the failure to give any such notice shall not affect any obligation of the Servicer under this Section 4.07. On or before the last day of the first Collection Period following its discovery or receipt of notice of the breach of any covenant set forth in Sections 3.07, 4.02(b), 4.05(a) or 4.06 that materially and adversely affects the interests of the Issuer, the Indenture Trustee, the Owner Trustee, the Certificateholders, the Noteholders or the Note Insurer in any Receivable, the Servicer shall, unless such breach shall have been cured in all material respects by such date, purchase from the Issuer the Receivable affected by such breach. In consideration of the purchase of any such Receivable, the Servicer shall remit the related Purchase Amount into the Collection Account, with written notice to the Indenture Trustee of such deposit, in the manner specified in Section 5.04. Subject to Section 7.02, it is understood and agreed that the obligation of the Servicer to purchase any Receivable with respect to which such a breach has occurred and is continuing shall, if such obligation is fulfilled, constitute the sole remedy against the Servicer for such breach available to the Issuer, the Owner Trustee, the Indenture Trustee, the Certificateholders or the Noteholders. If the Servicer fails to purchase any Receivable which it is so required to purchase pursuant to this Agreement by the date specified, the Indenture Trustee shall promptly notify HMC of such failure at the address set forth in the Performance Guaranty.

     Section 4.08.  Servicing Fee.  The Servicing Fee shall be payable to the
                    -------------
Servicer on each Distribution Date. The Servicing Fee shall be calculated on the basis of a 360-day year comprised of twelve 30-day months. The Servicer shall be required to pay all expenses incurred by it in connection with its activities under this Agreement (including taxes imposed on the Servicer and expenses incurred in connection with distributions and reports made by the Servicer to the Owner Trustee, the Note Insurer and the Indenture Trustee). The Backup Servicer shall be paid a portion of the Servicing Fee pursuant to
Section 5.06(b) (ii) for its duties as Backup Servicer as set forth in the Fee Letter.

     Section 4.09.  Servicer's Certificate.  Not later than 10:00 a.m. (New
                    ----------------------
York City time) on each Determination Date, the Servicer shall deliver to the Owner Trustee, each Paying Agent (if any), the Indenture Trustee, the Backup Servicer, the Note Insurer and the Depositor, with a copy to each Rating Agency, a Servicer's Certificate containing all information necessary to make the distributions to be made on the related Distribution Date pursuant to
Section 5.06 for the related Collection Period and any other information the Indenture Trustee may reasonably request and such Servicer's Certificate shall be certified by a Responsible Officer of the Servicer that the information provided is complete and no defaults have occurred. Receivables to be purchased by the Servicer or to be repurchased by the Seller and each Receivable that became a Liquidated Receivable shall be identified by the Servicer by account number with respect to such Receivable (as specified in the applicable Schedule of Receivables).

     Section 4.10.  Annual Statement as to Compliance; Notice of Servicer
                    -----------------------------------------------------
Termination Event.
-----------------

     (a) The Servicer shall deliver to the Owner Trustee, the Indenture Trustee, the Backup Servicer, the Note Insurer and each Rating Agency, within 120 days after the end of the Servicer's fiscal year (or, in the case of the first such certificate, not later than April 30, 1999), an Officer's Certificate signed by a Responsible Officer of the Servicer, stating that (i) a review of the activities of the Servicer during the preceding 12-month period (or such shorter period in the case of the first such Officer's Certificate) and of the performance of its obligations under this Agreement has been made under such officer's supervision and (ii) to such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such period or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

     (b) The Servicer shall deliver to the Owner Trustee, the Indenture Trustee, the Backup Servicer, the Note Insurer and each Rating Agency, promptly after having obtained knowledge thereof, but in no event later than two Business Days thereafter, written notice in an Officer's Certificate of any event that with the giving of notice or lapse of time or both would become a Servicer Termination Event under Section 8.01.

     Section 4.11.  Annual Independent Accountants' Report.  The Servicer
                    --------------------------------------
shall cause a firm of independent certified public accountants, reasonably acceptable to the Note Insurer, which may also render other services to the Servicer or its Affiliates, to deliver to the Owner Trustee, the Indenture Trustee, the Backup Servicer, the Note Insurer and each Rating Agency, within 120 days after the end of each fiscal year (or, in the case of the first such report, not later than April 30, 1999), a report addressed to the Board of Directors of the Servicer, the Owner Trustee, the Indenture Trustee, the Backup Servicer and the Note Insurer, to the effect that such firm has audited the books and records of the Servicer and issued its report thereon and that (i) such audit was made in accordance with generally accepted auditing standards and accordingly included such tests of the accounting records and such other auditing procedures as such firm considered necessary in the circumstances; (ii) the firm is independent of the Depositor and the Servicer within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants; (iii) a review in accordance with agreed-upon procedures was made of the Servicer's Certificates relating to such fiscal year, including the delinquency, default and loss statistics required to be specified therein and, except as disclosed in the accountants' report, no exceptions or errors in the Servicer's Certificates were found; and (iv) a review in accordance with agreed-upon procedures was made of the Servicer's compliance with its servicing obligations in this Agreement, including without limitation the obligations of the Servicer set forth in Section 4.02(b) hereof, and, except as disclosed in the accountants' report, no exceptions to such compliance were found.

     Section 4.12.  Access to Certain Documentation and Information Regarding
                    ---------------------------------------------------------
Receivables.  The Servicer shall provide to representatives of the Owner
-----------
Trustee, the Indenture Trustee, the Backup Servicer, the Note Insurer (so long as no Note Insurer Default shall have occurred and be continuing), the Certificateholders and the Noteholders reasonable access to the documentation regarding the Receivables and the related Trust property. Access shall be afforded without charge, but only upon reasonable request and during the normal business hours at the offices of the Servicer. Nothing in this Section shall affect the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors and the failure of the Servicer to provide access to information as a result of such obligation shall not constitute a breach of this Section.

     Section 4.13.  Monthly Tape.  On the Determination Date, the Servicer
                    ------------
shall deliver or cause to be delivered to the Indenture Trustee, the Owner Trustee, the Note Insurer and the Backup Servicer a computer tape and a diskette (or any other form of electronic transmission acceptable to the Owner Trustee, the Indenture Trustee, the Note Insurer and the Backup Servicer) in a format acceptable to the Indenture Trustee, Owner Trustee, the
Note Insurer and the Backup Servicer containing the information with respect to the Receivables as of the last day of the preceding Collection Period and necessary for preparation of the Servicer's Certificate for the immediately succeeding Determination Date and to determine the application of payments received on the Receivables as provided herein. The Backup Servicer shall use such tape or diskette (or other electronic transmission acceptable to the Indenture Trustee, Owner Trustee, the Note Insurer and the Backup Servicer) to verify the mathematical accuracy of the items set forth in Exhibit C to the extent possible from the information given to the Backup Servicer at such time or subsequent thereto, and the Backup Servicer shall certify to the Indenture Trustee, the Note Insurer and the Owner Trustee that it has verified the mathematical accuracy of the Servicer's Certificate, other than the items in I of the Servicer's Certificate, and such compliance by the Servicer in accordance with this Section 4.13 and shall notify the Servicer, the Indenture Trustee, the Note Insurer and the Owner Trustee of any discrepancies, in each case, on or before the third Business Day following the related Determination Date. In the event that the Backup Servicer reports any discrepancies, the Servicer and the Backup Servicer shall attempt to reconcile such discrepancies prior to the related Distribution Date, but in the absence of a reconciliation, the Servicer's Certificate shall control for the purpose of calculations and distributions with respect to the related Distribution Date. In the event that the Backup Servicer and the Servicer are unable to reconcile discrepancies with respect to a Servicer's Certificate by the related Distribution Date, the Servicer shall cause a firm of nationally recognized independent certified public accountants, at the Servicer's expense, to audit the Servicer's Certificate and, prior to the third Business Day, but in no event later than the fifth calendar day, of the following month, to reconcile such discrepancies. The effect, if any, of such reconciliation shall be reflected in the Servicer's Certificate for the next succeeding Determination Date. In addition, upon the occurrence of a Servicer Termination Event, the Servicer shall, if so requested by the Indenture Trustee, the Note Insurer or the Owner Trustee, each with the prior written consent of the Note Insurer, deliver to the Backup Servicer, or the successor Servicer if other than the Backup Servicer, within 15 days after demand therefor its records relating to the Receivables and the related property and a computer tape containing as of the close of business on the date of demand all of the data maintained by the Servicer in computer format in connection with the servicing of the Receivables. Other than the duties specifically set forth in this Agreement, the Backup Servicer shall have no obligations hereunder, including, without limitation, to supervise, verify or monitor the performance of the Servicer. The Backup Servicer shall have no liability for any actions taken or omitted by the Servicer.

     Section 4.14.  Term of Servicer.  The Servicer hereby covenants and
                    ----------------
agrees to act as Servicer under, and for the term of, this Agreement.

     Section 4.15.  Status Report.  The Servicer shall provide to the Note
                    -------------
Insurer on a semi-annual basis, beginning June 30, 1998, forecasts for (i) HMFC's expected quarterly contract origination volume for the following six month period and (ii) HMFC's financial budgets for contract origination and servicing operations for such period. The Servicer shall also provide to the
Note Insurer on a semi-annual basis a status report (i) setting forth actual versus budgeted contract originations during the preceding six month period and (ii) updating the condition of HMFC's credit facilities; this status report shall be delivered within 60 days following the end of each semi-annual calendar period (the first such status report shall be due on or before March 2, 1999); provided, however, that the Servicer shall not be
                       --------  -------
required to deliver any of such forecasts or such reports if HMC is assigned and maintains a senior unsecured debt rating of at least "investment grade" by each Rating Agency.

                                  ARTICLE V

                 DISTRIBUTIONS; STATEMENTS TO SECURITYHOLDERS

     Section 5.01.  Post Office Box.  All payments and other proceeds of any
                    ---------------
type and from any source on or with respect to the Receivables that are delivered to a Post Office Box shall be the property of the Trust, subject to the Lien of the Indenture and the rights of the Indenture Trustee thereunder. On each Business Day, Citibank N.A., as the remittance processor, will transfer any such payments received by it to the Local Remittance Account or to such other account as directed by the Note Insurer pursuant to Section 5.02(a).

     Section 5.02.  Accounts.
                    --------

     (a) The Servicer has established an account or accounts in the name of HMFC (the "Local Remittance Account"). All payments on the Receivables mailed by Obligors or any other Person to the Post Office Box or otherwise delivered to the Servicer shall be deposited by Citibank N.A., as remittance processor, or the Servicer, as applicable, on a daily basis into the Local Remittance Account, from which the available funds related to the Receivables will be swept by the Servicer within two Business Days to the Collection Account; provided, however, that if the Servicer fails to transfer such payments to the Collection Account within two Business Days or the Servicer shall for any reason no longer be acting as Servicer, at the direction of the
Note Insurer, HMFC at its expense shall deliver to the successor Servicer all documents and records relating to the Post Office Boxes and cause Citibank N.A. to transfer payments related to the Receivables directly from the Post Office Box to the Collection Account or such other account designated by the
Note Insurer. Amounts on deposit in the Local Remittance Account shall not be invested.

     (b) (i) On or prior to the Closing Date, the Indenture Trustee shall establish, or cause to be established, an account with and in the name of the Indenture Trustee (the "Collection Account"), which shall be maintained as an Eligible Deposit Account and shall bear a designation clearly indicating that the amounts deposited thereto are held for the benefit of the Noteholders, the Note Insurer and Certificateholders.

          (ii) The Issuer, for the benefit of the Noteholders, shall cause the Indenture Trustee to establish with and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the "Note Distribution Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders.

          (iii) The Issuer, for the benefit of the Noteholders, the Note Insurer, and the Certificateholders, shall cause the Indenture Trustee to establish with and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the "Pre-Funding Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders, the Note Insurer and the Certificateholders.

          (iv) The Issuer, for the benefit of the Noteholders and the Note Insurer, shall cause the Indenture Trustee to establish with and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the "Yield Maintenance Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders and the Note Insurer.

          (v)  The Issuer,  for the benefit  of the Noteholders and  the Note
     Insurer,  shall  cause  the  Indenture  Trustee to  establish  with  and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the "Reserve Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders and the Note Insurer.

          (vi) The Issuer, for the benefit of the Noteholders, the Note Insurer and the Certificateholders, shall cause the Indenture Trustee to establish with and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the "Capitalized Interest Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders, the Note Insurer and the Certificateholders.

          (vii) Funds on deposit in the Collection Account, the Capitalized Interest Account, the Reserve Account, the Yield Maintenance Account and the Pre-Funding Account shall be invested by the Indenture Trustee in Eligible Investments selected in writing by the Servicer provided, however, that if the Servicer fails to select any Eligible Investment, the Indenture Trustee shall invest such funds in an Eligible Investment described in clause (d) of such definition. All such Eligible Investments shall be held by the Indenture Trustee for the benefit of the Note Insurer, Noteholders and/or the Certificateholders, as applicable; provided, that such amount shall be calculated on the Determination Date and on each Distribution Date all interest and other investment income (net of Net Investment Losses) on funds on deposit in the Trust Accounts shall be deposited by the Indenture Trustee into the Collection Account and shall be deemed to constitute a portion of the Interest Distribution Amount for the related Distribution Date. Other than as permitted in writing by the Rating Agencies and the Note Insurer, funds on deposit in certain of the Trust Accounts shall be invested in Eligible Investments that will mature not later than the Business Day immediately preceding the next Distribution Date. Funds deposited in a Trust Account on a day which immediately precedes a Distribution Date upon the maturity of any Eligible Investments are not required to be invested overnight.

          (viii) In the event that there are Net Investment Losses in Eligible Investments chosen by the Servicer, the Servicer shall deposit into the Collection Account, no later than two (2) Business Days prior to the Distribution Date the amount of the Net Investment Losses. The Indenture Trustee shall not be held liable in any way for any Net Investment Losses, except for losses attributable to the Indenture Trustee's failure to make payments on such Eligible Investments issued by the Indenture Trustee, in its commercial capacity as principal obligor and not as Indenture Trustee, in accordance with their terms.

     (c) (i) The Indenture Trustee and the Note Insurer shall possess all right, title and interest in all funds received and all funds on deposit from time to time in a Post Office Box and the Local Remittance Account in each case only with respect to the Receivables, the Trust Accounts and in all proceeds thereof (including all income thereon). The Trust Accounts shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Noteholders and the Note Insurer or the Noteholders, the Note Insurer and the Certificateholders, as the case may be. If, at any time, a Trust Account ceases to be an Eligible Deposit Account, the Indenture Trustee (or the Servicer on its behalf) shall within 5 Business Days (or such longer period, not to exceed 15 calendar days, as to which each Rating Agency and the Note Insurer may consent) establish a new Trust Account as an Eligible Deposit Account and shall transfer any cash or any investments from the account that is no longer an Eligible Deposit Account to the Trust Account.

          (ii) With respect to the Trust Account Property, the Indenture Trustee agrees, by its acceptance hereof, that:

               (A) any Trust Account Property that is held in deposit accounts shall be held solely in the Eligible Deposit Accounts, subject to the last sentence of Section 5.02(c)(i); and each such Eligible Deposit Account shall be subject to the exclusive custody and control of the Indenture Trustee, and the Indenture Trustee shall have sole signature authority with respect thereto;

               (B) any Trust Account Property that constitutes Physical Property shall be delivered to the Indenture Trustee in accordance with paragraph (a) of the definition of "Delivery" and shall be held, pending maturity or disposition, solely by the Indenture Trustee or a securities intermediary (as such term is defined in Section 8-102(a)(14) of the UCC) acting solely for the Indenture Trustee;

               (C) any Trust Account Property that is a book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations shall be delivered in accordance with paragraph (b) of the definition of "Delivery" and shall be maintained by the Indenture Trustee, pending maturity or disposition, through continued book-entry registration of such Trust Account Property as described in such paragraph; and

               (D) any Trust Account Property that is an "uncertificated security" under Article VIII of the UCC and that is not governed by clause (C) above shall be delivered to the Indenture Trustee in accordance with paragraph (c) of the definition of "Delivery" and shall be maintained by the Indenture Trustee, pending maturity or disposition, through continued registration of the Indenture Trustee's (or its nominee's) ownership of such security.

          (iii) The Servicer shall have the power, revocable by the Indenture Trustee or by the Owner Trustee with the consent of the Indenture Trustee, to instruct the Indenture Trustee to make withdrawals and payments from the Trust Accounts and the Certificate Distribution Account for the purpose of withdrawing any amounts deposited in error into such accounts.

     Section 5.03.  Application of Collections.  All payments received from
                    --------------------------
or on behalf of an Obligor during each Collection Period (i) with respect to each Simple Interest Receivable (other than a Purchased Receivable), shall be applied to interest and principal in accordance with the Simple Interest Method; and (ii) with respect to each Precomputed Receivable (other than a Purchased Receivable), shall be applied, first, to the Scheduled Payment, with any excess amounts being applied to future Scheduled Payments.

     Section 5.04.  Purchase Amounts.  The Servicer or the Seller shall
                    ----------------
deposit or cause to be deposited in the Collection Account, on or prior to each Determination Date, the aggregate Purchase Amount with respect to Purchased Receivables and the Servicer shall deposit therein all amounts to be paid under Section 4.07.

     Section 5.05.  (Reserved).
                     --------

     Section 5.06.  Distributions.
                    -------------

     (a) On each Determination Date, the Servicer shall calculate all amounts required to be deposited pursuant to this Section and deliver a Servicer's Certificate pursuant to Section 4.09.

     (b) On each Distribution Date, the Servicer shall instruct the Indenture Trustee in writing (based on the information contained in the Servicer's Certificate delivered on the related Determination Date pursuant to Section 4.09) to make the following deposits and distributions from amounts on deposit in the Collection Account, to the extent of the Total Distribution Amount for such Distribution Date including all amounts transferred to the Collection Account from the Reserve Account and any amounts transferred pursuant to Section 5.02(b)(viii), Section 5.07(b) and
Section 5.15, to make required payments and distributions on such date pursuant to clauses (i) through (xi) below, in the following order and priority (subject to the provisions of Section 5.08):

          (i) to the Owner Trustee, the Indenture Trustee, the Administrator and the Custodian, any currently due fees and expenses, in the aggregate not to exceed an amount equal to the product of the Trustee Fee Rates and the Pool Balance on such Distribution Date (if such amount shall be insufficient to pay all amounts due, such amount shall be distributed pro-rata based on the amounts otherwise due to the parties);

          (ii) to the Servicer and the Backup Servicer, their ratable portion of the Senior Servicing Fee (and any accrued and unpaid Senior Servicing Fees from prior Collection Periods) and following a Servicer Termination Event, to the successor Servicer, reasonably incurred Servicer transition costs up to $75,000;

          (iii)     to  the  Note   Distribution  Account,  the  Noteholders'
     Interest Distributable Amount;

          (iv) to the Note Insurer, the Insurance Premium;

          (v) to the Note Distribution Account, the Noteholders' Principal Distributable Amount;

          (vi) to the Note Insurer, any Reimbursement Obligations owed to the
     Note Insurer;

          (vii) to the Reserve Account, any deficiency in the Reserve Account Required Amount;

          (viii) to the Indenture Trustee, the Owner Trustee, the Custodian, the Administrator and the Backup Servicer, any accrued and unpaid fees, expenses and indemnification expenses owed thereto under any of the Basic Documents to the extent not otherwise paid (including legal fees and expenses and any Servicer transition costs not paid in clause (ii) above) and to the Securities Intermediary, any accrued and unpaid indemnification expenses owed to it;

          (ix) to the Servicer, the Subordinated Servicing Fee;

          (x) any costs associated with the perfection of security interests in the Financed Vehicles to the extent not paid by the Servicer; and

          (xi) the remaining balance, if any, to the Owner Trustee for deposit in the Certificate Distribution Account and distribution to the Certificateholders.

If the Total Distribution Amount remaining on any Distribution Date after payment of the amounts due pursuant to clause (ii) above is insufficient to pay the amounts due pursuant to clause (iii), then such shortfall shall be paid, first, from amounts available, if any, in the Reserve Account, then from amounts payable under the Policy. If the Total Distribution Amount remaining on any Distribution Date after payment of the amounts due pursuant to clause (iv) above is insufficient to pay amounts due pursuant to clause
(v), then such shortfall shall be paid, first, from amounts available, if any, in the Reserve Account (but only to the extent the Note Balance exceeds the Pool Balance) and then from amounts payable under the Policy (but only to the extent the Note Balance exceeds the Pool Balance) or on the Class A-1 Final Scheduled Distribution Date or the Class A-2 Final Scheduled Distribution Date, as applicable, to the extent of the outstanding principal amount of the Class A-1 Notes or the Class A-2 Notes, as applicable. Any amounts received under the Policy shall be deposited to the Note Distribution Account and distributed to the Noteholders on the related Distribution Date in accordance with the terms of the Policy. Notwithstanding that the Notes have been paid in full, the Indenture Trustee shall continue to maintain the Collection Account hereunder until the Certificate Balance is reduced to zero.

     Section 5.07.  Yield Maintenance Account.
                    -------------------------

     (a) On or prior to the Closing Date, the Issuer shall cause to have deposited an amount equal to the Yield Maintenance Amount into the Yield Maintenance Account from the net proceeds of the sale of the Notes. On each Determination Date, the Servicer shall recalculate the Yield Maintenance Amount. Amounts held in the Yield Maintenance Account shall be invested by the Indenture Trustee in Eligible Investments pursuant to 5.02(b)(vii). Upon termination of this Agreement pursuant to Section 9.01, any amounts on deposit in the Yield Maintenance Account, after payments of amounts due to the Noteholders, shall be paid to the Certificateholders.

     (b) On each Determination Date, by delivery of a Servicer's Certificate pursuant to Section 4.09, the Servicer shall notify the Indenture Trustee of the Yield Maintenance Deposit Amount for the related Distribution Date. No later than 12:00 noon, New York City time, on the Business Day prior to the related Distribution Date, the Indenture Trustee shall withdraw from the Yield Maintenance Account an amount equal to the Yield Maintenance Deposit Amount and deposit such amount into the Collection Account.

     (c) To the extent that the amount on deposit in the Yield Maintenance Account exceeds the Yield Maintenance Amount for the related Distribution Date, such excess shall be deposited one Business Day prior to the related Distribution Date into the Certificate Distribution Account.

     Section 5.08.  Reserve Account.
                    ---------------

     (a) On or prior to the Closing Date, the Issuer shall cause to have deposited an amount equal to the Reserve Account Initial Deposit into the Reserve Account from the net proceeds of the sale of the Notes.

     (b) In the event that the Servicer's Certificate with respect to any Determination Date shall state that the amount of the Total Distribution Amount with respect to such Determination Date is insufficient to pay the amounts payable on the related Distribution Date pursuant to Section 5.06(b)(iii) or Section 5.06(b)(v) (but, with respect to Section 5.06(b)(v), only to the extent the Note Balance, after taking into account all distributions to be made on the related Distribution Date, exceeds the Pool Balance or on the Class A-1 Final Scheduled Distribution Date or the Class A-2 Final Scheduled Distribution Date, as applicable, to the extent of the outstanding principal amount of the Class A-1 Notes or the Class A-2 Notes, as applicable) (such deficiency being a "Reserve Account Claim Amount") then on the third Business Day immediately preceding such Distribution Date, the Indenture Trustee shall deliver to the Note Insurer, the Owner Trustee and the Servicer, by hand delivery, telex or facsimile transmission, a written notice (a "Reserve Account Claim Notice") specifying the Reserve Account Claim Amount for such Distribution Date. Unless otherwise so directed by the
Note Insurer, the Indenture Trustee shall deposit such Reserve Account Claim Amount (to the extent of the funds available in the Reserve Account) from the Reserve Account into the Collection Account no later than 12:00 noon, New York City time, on the Business Day prior to the related Distribution Date.

     (c) In the event that the Servicer's Certificate with respect to any Determination Date shall state that the amount on deposit in the Reserve Account (after giving effect to all deposits thereto and withdrawals therefrom on such Business Day prior to a Distribution Date) is greater than the Reserve Account Required Amount, the Indenture Trustee shall release and deposit all such amounts on the related Distribution Date into the Certificate Distribution Account. Upon any such deposit into the Certificate Distribution Account, the Noteholders shall have no further rights in, or claims to, such amounts.

     (d) Unless a Trigger Event shall have occurred, in the event that the Servicer's Certificate with respect to any Determination Date shall state that on the related Distribution Date, the amount on deposit in the Reserve Account shall be less than the Reserve Account Required Amount, the Total Distribution Amount remaining after the payment of the amounts set forth in
Section 5.06(b)(i) through (vi), up to an amount equal to such shortfall, shall be deposited by the Indenture Trustee to the Reserve Account on such Distribution Date.

     (e) Upon the occurrence of a Trigger Event of which the Indenture Trustee has actual knowledge or has received written notice and each Distribution Date thereafter, any amounts remaining after the payment of the amount set forth in Section 5.06(b)(v) and all amounts in the Reserve Account, at the discretion of the Note Insurer, shall be applied in the following order of priority:

          (i) to the Noteholder's Distribution Account, all amounts to reduce the Outstanding Amount of the Notes until the Note Balance is reduced to zero;

          (ii) to pay Reimbursement Obligations to the Note Insurer;

          (iii) to pay any accrued and unpaid fees and expenses owed to the Indenture Trustee, the Owner Trustee, the Custodian and the Backup Servicer; and

          (iv) the remaining balance, if any, to the Certificate Distribution Account.

     (f) Upon the occurrence of a Reserve Event of which the Indenture Trustee has actual knowledge or has received written notice, any amounts remaining after the deposit pursuant to Section 5.06(b)(vii) from the Total Distribution Amount shall be deposited in the Reserve Account to the extent necessary to maintain the amounts on deposit therein at the Reserve Account Required Amount until the earlier of (i) all Reserve Events have been Deemed Cured of which the Indenture Trustee shall have received written notice acknowledged by the Note Insurer or (ii) the occurrence of a Trigger Event.

     (g) Amounts held in the Reserve Account shall be invested in Eligible Investments pursuant to Section 5.02(b)(vii).

     (h) With respect to the Reserve Account Property, the Indenture Trustee agrees that:

          (i) Any Reserve Account Property that is held in deposit accounts shall be held solely in the name of the Indenture Trustee, as collateral agent, with the Indenture Trustee. The Reserve Account shall be subject to the exclusive custody and control of the Indenture Trustee, and the Indenture Trustee shall have sole signature authority with respect thereto.

          (ii) Any Reserve Account Property that constitutes Physical Property shall be delivered to the Indenture Trustee, as collateral agent, in accordance with clause (a) of the definition of "Delivery" and shall be held, pending maturity or disposition, solely by the Indenture Trustee, as collateral agent, or a securities intermediary, as such term is defined in Section 8-102(a)(14) of the UCC) acting solely for the Indenture Trustee, as collateral agent.

          (iii) Any Reserve Account Property that is a book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations shall be delivered in accordance with clause (b) of the definition of "Delivery" and shall be maintained by the Indenture Trustee, as collateral agent, pending maturity or disposition, through continued book-entry registration of such Reserve Account Property as described in such paragraph.

          (iv) Any Reserve Account Property that is an "uncertificated security" under Article 8 of the UCC and that is not governed by clause
     (iii) above shall be delivered to the Indenture Trustee, as collateral agent, in accordance with clause (c) of the definition of "Delivery" and shall be maintained by the Indenture Trustee, as collateral agent, pending maturity or disposition, through continued registration of the Indenture Trustee's or its securities intermediary's (or its custodian's or its nominee's) ownership of such security, in its capacity as collateral agent.

     Effective upon Delivery of any Reserve Account Property in the form of Physical Property, book-entry securities or uncertificated securities, the Indenture Trustee shall be deemed to have purchased such Reserve Account Property for value, in good faith and without notice of any adverse claim thereto.

     The Indenture Trustee shall not enter into any subordination or intercreditor agreement with respect to the Reserve Account Property.

     Upon termination of this Agreement, any amounts on deposit in the Reserve Account, after payment of all amounts due to the Noteholders and the
Note Insurer, shall be paid to the Certificateholders.

     Section 5.09.  Claims on the Policy.
                    --------------------

     (a) If an Insured Payment is necessary for any Collection Period, then the Indenture Trustee shall give notice to the Note Insurer and the Fiscal Agent (as defined in the Policy), if any, by telephone or telecopy of the amount of the required Insured Payment. Such notice shall be confirmed in writing by the Indenture Trustee in the form set forth as Exhibit A to the Policy, to the Note Insurer and the Fiscal Agent, if any, so that such notice is received by the Note Insurer and the Fiscal Agent no later than 12:00 noon, New York City time, on the Deficiency Claim Date. Following receipt by the Note Insurer of such notice in such form, the Note Insurer or the Fiscal Agent shall pay the Indenture Trustee any amount payable under the Policy, on the later to occur of (i) 12:00 noon, New York City time, on the third Business Day following such receipt and (ii) 12:00 noon, New York City time, on the Distribution Date to which such deficiency relates, as provided in the Policy.

     (b) The Indenture Trustee shall deposit the Insured Payment made under the Policy in the Note Distribution Account and distribute such amount only to pay to the Noteholders in accordance with the terms of the Policy, and such amount may not be applied in any other manner. Amounts paid under the Policy shall remain uninvested and shall be disbursed by the Indenture Trustee to Noteholders in accordance with Section 5.06(b), the Policy and the Indenture. However, the amount of any payment of principal of or interest on the Notes to be paid from amounts in the Note Distribution Account in respect of payments on the Policy shall be noted as provided in paragraph (c) below in the Note Register, and in the statement to be furnished to the Noteholders pursuant to Section 5.13.

     (c) The Indenture Trustee shall keep a complete and accurate record of the amount of interest and principal paid in respect of any Notes from moneys received under the Policy. The Note Insurer shall have the right to inspect such records at reasonable times during normal business hours upon three Business Day's prior notice to the Indenture Trustee at the expense of the
Note Insurer.

     Section 5.10.  Notices to the Note Insurer. All notices, statements,
                    ---------------------------
reports, notes, or opinions required by this Agreement to be sent to any other party hereto or to the Noteholders at any time shall also be sent to the Note Insurer unless the Policy is no longer in effect (and the Note Insurer has been paid in full).

     Section 5.11. Rights in Respect of Insolvency Proceedings.
                   -------------------------------------------

     (a) In the event that the Indenture Trustee has received a certified copy of a final, nonappealable order of the appropriate court that any distribution of the Noteholders' Distributable Amount has been voided in whole or in part as a preference payment under applicable bankruptcy or insolvency law, the Indenture Trustee shall comply with the terms of the Policy relating to Preference Amounts.

     (b) The Indenture Trustee shall promptly notify the Note Insurer of either of the following as to which an applicable Trust Officer has actual knowledge: (i) the commencement of any proceeding by or against an Obligor, the Seller, the Depositor or the Issuer commenced under the United States Bankruptcy Code or any other applicable United States federal or state bankruptcy, insolvency, receivership, rehabilitation, or similar law (an "Insolvency Proceeding") or (ii) the making of any claim in connection with any Insolvency Proceeding seeking the avoidance as a preferential transfer (a "Preference Claim") of any payment of principal of or interest on the Notes or the Certificates. Each Noteholder, by its purchase of a Note, and the Indenture Trustee hereby agree that, so long as a Note Insurer Default shall not have occurred and be continuing, the Note Insurer may at any time during the continuation of an Insolvency Proceeding direct all matters relating to such Insolvency Proceeding, including (i) all matters relating to any Preference Claim, (ii) the direction of any appeal of any order relating to any Preference Claim and (iii) the posting of any surety, supersedeas or performance bond pending any such appeal. In addition, and without limitation of the foregoing, as set forth in Section 5.12, the Note Insurer shall be subrogated to, and each Noteholder and the Indenture Trustee hereby delegate and assign, to the fullest extent permitted by law, the rights of the Indenture Trustee and such Noteholder in the conduct of any Insolvency Proceeding, including all rights of any party to an adversary proceeding action with respect to any court order issued in connection with any such Insolvency Proceeding.

     (c) Upon the occurrence of any of the events described in (a) or (b) above, the Indenture Trustee shall furnish to the Note Insurer its records evidencing the distributions of principal of and interest on the Notes that have been made and subsequently recovered from Noteholders and the dates on which such payments were made.

     Section 5.12.  Effect of Payments by the Note Insurer; Subrogation.
                    ---------------------------------------------------

     (a) Anything herein to the contrary notwithstanding, any distribution of principal of or interest on the Notes that is made with moneys received pursuant to the terms of the Policy shall not be considered payment of the Notes by the Issuer and shall not discharge the Trust assets in respect of such distribution. The Indenture Trustee acknowledges that, without the need for any further action on the part of the Note Insurer, the Indenture Trustee or the Note Registrar, (i) to the extent the Note Insurer makes payments, directly or indirectly, on account of principal of or interest on the Notes to the Noteholders thereof, the Note Insurer will be fully subrogated to the rights of such Noteholders to receive such principal and interest from distributions of the assets of the Trust and will be deemed to the extent of the payments so made to be a Noteholder and (ii) the Note Insurer shall be paid principal and interest in its capacity as a Noteholder until all such payments by the Note Insurer have been fully reimbursed, but only from the sources and in the manner provided herein for the distribution of such principal and interest and in each case only after the Noteholders have received all payments of principal and interest due to them under this Agreement on the related Distribution Date.

     (b) Without limiting the rights or interests of the Noteholders as otherwise set forth herein, so long as no Note Insurer Default exists or is not continuing, the Indenture Trustee shall cooperate in all respects with any reasonable request by the Note Insurer for action to preserve or enforce the Note Insurer's rights or interests under this Agreement, including, upon the occurrence of a Servicer Termination Event, a request to take any one or more of the following actions:

          (i) institute proceedings for the collection of all amounts then payable on the Notes or under this Agreement, enforce any judgment obtained and collect moneys adjudged due; and

          (ii) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Note Insurer hereunder.

     Section 5.13.  Statements to Securityholders.  On each Distribution
                    -----------------------------
Date, the Servicer shall provide to the Note Insurer and the Indenture Trustee (with a copy to each Rating Agency and each Paying Agent (if any)) for the Indenture Trustee to forward to each Noteholder of record as of the most recent Record Date and to the Owner Trustee (with a copy to each Paying Agent (if any)) for the Owner Trustee to forward to each Certificateholder of record as of the most recent Record Date a statement substantially in the form of Exhibit B, respectively, setting forth at least the following information as to the Securities to the extent applicable:

          (i) the amount of collections received with respect to the Receivables during the related Collection Period and allocable to principal allocable to each Class of Notes on such Distribution Date;

          (ii) the amount of collections received with respect to the Receivables during the related Collection Period and allocable to interest allocable to each Class of Notes on such Distribution Date;

          (iii) the Outstanding Amount of each Class of Notes, the Note Pool Factor for each such Class, the Certificate Balance and the Certificate Pool Factor as of the close of business on the last day of the preceding Collection Period, after giving effect to payments allocated to principal reported under clause (i) above;

          (iv) the amount of the Servicing Fee paid to the Servicer and the amount of any fees payable to the Owner Trustee, the Backup Servicer, the Custodian or the Indenture Trustee with respect to the related Collection Period;

          (v) the aggregate amounts of Realized Losses, if any, and Cram Down Losses, if any, separately identified, with respect to the related Collection Period;

          (vi) the amount, if any, of the distribution payable on such Distribution Date pursuant to claims under the Policy;

          (vii) the balance of the Reserve Account on the related Determination Date after giving effect to deposits and withdrawals to be made on such Distribution Date, if any;

          (viii) the Pool Balance as of the close of business on the last day of the related Collection Period, after giving effect to payments allocated to principal reported under clause (i) above;

          (ix) the amount of any deposit to the Reserve Account and the amount and application of any funds withdrawn from the Reserve Account, in each case with respect to such Distribution Date;

          (x) the aggregate principal balance of all Receivables that became Liquidated Receivables or Purchased Receivables during the related Collection Period;

          (xi) the aggregate principal balance and number of Receivables that are 30 to 59 days, 60 to 89 days or 90 days or more delinquent as of the last day of the related Collection Period;

          (xii) the Class A-1 Interest Carryover Shortfall, the Class A-1 Principal Carryover Shortfall, the Class A-2 Interest Carryover Shortfall, the Class A-2 Principal Carryover Shortfall, in each case after giving effect to payments on such Distribution Date, and any change in such amounts from the preceding statement;

          (xiii) the aggregate Purchase Amounts for Receivables, if any, that were purchased during or with respect to such Collection Period;

          (xiv) for each such date during the Funding Period, the remaining amount in the Pre-Funding Account and the Capitalized Interest Account;

          (xv) the amount released to Certificateholders from the Yield Maintenance Account on such Distribution Date, the amount on deposit in the Yield Maintenance Account after giving effect to distributions made on such Distribution Date, the change in such amount from the immediately preceding Distribution Date;

          (xvi) the Pre-Funded Amount remaining following the end of the Funding Period that was not used to fund the purchase of Subsequent Receivables and is being passed through as payments of principal on one or both Classes of Notes;

          (xvii)    the  aggregate  Principal  Balance  and  number   of  all
     Receivables with respect to which the related Financed Vehicle was repossessed;

          (xviii)   the aggregate Principal Balance and number of Receivables
     with respect to which the Servicer granted an extension;

          (xix) the Delinquency Ratio, the Cumulative Net Loss Ratio, the Net Loss Ratio, the Annualized Net Loss Ratio, the Inventory Ratio (including the aggregate number of Financed Vehicles that were repossessed during the related Collection Period, the aggregate number of all Financed Vehicles repossessed and unsold as of the end of the related Collection Period and the number of Financed Vehicles repossessed and sold during the related Collection Period), the Extension Ratio and the Overcollateralization Ratio; and

          (xx) any amounts distributed to the Certificateholders.

     Each amount set  forth on the Distribution Date  statement under clauses
(i), (ii) or (iv) above shall be expressed as a dollar amount per $1,000 of original principal balance of a Certificate or Note, as applicable.

     Section 5.14.  Pre-Funding Account.
                    -------------------

     (a) On the Closing Date, the Issuer shall cause the Indenture Trustee to deposit in the Pre-Funding Account the Pre-Funded Amount from the net proceeds of the sale of the Notes. On the Subsequent Transfer Date, upon satisfaction of the conditions set forth in Section 2.01(b) with respect to such transfer, the Servicer shall instruct the Indenture Trustee in writing to withdraw from the Pre-Funding Account an amount equal to (i) the Principal Balance of the Subsequent Receivables transferred to the Issuer on such Subsequent Transfer Date less the Reserve Account Subsequent Deposit Amount and the Yield Maintenance Account Subsequent Deposit Amount for such Subsequent Transfer Date, to distribute such amount to or upon the order of the Depositor, (ii) the Reserve Account Subsequent Deposit Amount for such Subsequent Transfer Date and, on behalf of the Issuer, to deposit such amount in the Reserve Account and (iii) the Yield Maintenance Account Subsequent Deposit Amount for such Subsequent Transfer Date and, on behalf of the Depositor, to deposit such amount in the Yield Maintenance Account.

     (b) If the Pre-Funded Amount has not been reduced to zero on the last day of the Funding Period after giving effect to any reductions in the Pre-Funded Amount on such date pursuant to paragraph (a) above, the Servicer shall instruct the Indenture Trustee in writing to withdraw from the Pre-Funding Account on the Mandatory Redemption Date (i) if the Pre-Funded Amount is equal to or less than $100,000, the Pre-Funded Amount and deposit such amount in the Note Distribution Account to be applied to reduce the Outstanding Amount of the Class A-1 Notes and (ii) if the Pre-Funded Amount is greater than $100,000, amounts equal to the Pre-Funded Percentage for each Class of Notes of the Pre-Funded Amount and deposit such amounts in the Note Distribution Account to be applied in reduction of the Outstanding Amount of each Class of Notes.

     Section 5.15.  Capitalized Interest Account.
                    ----------------------------

     (a) On the Closing Date, the Issuer shall cause the Indenture Trustee to deposit in the Capitalized Interest Account the Capitalized Interest Initial Deposit from the net proceeds of the sale of the Notes.

     (b) No later than 12:00 noon, New York City time, on the Business Day prior to each Distribution Date during the Funding Period, the Indenture Trustee shall withdraw, based on the information contained in the Servicer's Certificate delivered pursuant to Section 4.09, from the Capitalized Interest Account an amount equal to the Capitalized Interest Distribution Amount and deposit such amount into the Collection Account.

     (c)  At  the end of  the Funding  Period, any  amounts remaining  in the
Capitalized   Interest  Account  shall  be  deposited  into  the  Certificate
Distribution Account.

                                  ARTICLE VI

                                THE DEPOSITOR

     Section 6.01.  Representations of Depositor.  The Depositor makes the
                    ----------------------------
following representations on which the Issuer relies in accepting the Receivables and delivering the Securities and the Note Insurer relies in
issuing the  Policy.   Such  representations speak  as of  the execution  and
delivery of this Agreement and as of the Closing Date, in the case of the Initial Receivables, and as of the Subsequent Transfer Date in the case of the Subsequent Receivables, and shall survive the sale, transfer and assignment of the Receivables by the Depositor to the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

          (a)  Organization and Good Standing.  The Depositor is duly
               ------------------------------
organized and validly existing as a corporation in good standing under the laws of the State of Delaware, with the corporate power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

          (b)  Due Qualification.  The Depositor is duly qualified to do
               -----------------
business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions where the failure to do so would materially and adversely affect the Depositor's ability to transfer the Receivables to the Trust pursuant to this Agreement or the validity or enforceability of the Receivables.

          (c)  Power and Authority.  The Depositor has the corporate power
               -------------------
and authority to execute and deliver this Agreement and the other Basic Documents to which it is a party and to carry out their respective terms; the Depositor has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Issuer, and the Depositor shall have duly authorized such sale and assignment to the Issuer by all necessary corporate action; and the execution, delivery and performance of this Agreement and the other Basic Documents to which the Depositor is a party have been and, in the case of the Subsequent Purchase Agreement and the Subsequent Transfer Agreement, will be, duly authorized by the Depositor by all necessary corporate action.

          (d)  Binding Obligation.  This Agreement and the other Basic
               ------------------
Documents to which the Depositor is a party, when duly executed and delivered by the other parties hereto and thereto, shall constitute legal, valid and binding obligations of the Depositor, enforceable against the Depositor in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or similar laws now or hereafter in effect relating to or affecting creditors' rights generally and to general principles of equity (whether applied in a proceeding at law or in equity).

          (e)  No Violation.  The consummation of the transactions
               ------------
contemplated by this Agreement and the other Basic Documents and the fulfillment of the terms of this Agreement and the other Basic Documents shall not conflict with, result in any breach of any of the terms or provisions of or constitute (with or without notice or lapse of time, or both) a default under, the certificate of incorporation or bylaws of the Depositor, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Depositor is a party or by which it is bound; or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement and the other Basic Documents; or violate any law, order, rule or regulation applicable to the Depositor of any court or federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties.

          (f)  No Proceedings.  There are no proceedings or investigations
               --------------
pending or, to the Depositor's knowledge, threatened, against the Depositor before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Depositor or its properties: (i) asserting the invalidity of this Agreement or any other Basic Document; (ii) seeking to prevent the issuance of the Notes or the Certificates or the consummation of any of the transactions contemplated by this Agreement or any other Basic Document; (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement or any other Basic Document; or (iv) seeking to adversely affect the federal income tax attributes of the Trust, the Notes or the Certificates.

          (g)  No Consents.  The Depositor is not required to obtain the
               -----------
consent of any other party or any consent, license, approval, registration, authorization, or declaration of or with any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement or any other Basic Document to which it is a party that has not already been obtained.

     Section 6.02.  Corporate Existence.  During the term of this Agreement,
                    -------------------
the Depositor will keep in full force and effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Basic Documents and each other instrument or agreement necessary or appropriate to the proper administration of this Agreement and the transactions contemplated hereby. In addition, all transactions and dealings between the Depositor and its Affiliates will be conducted on an arm's-length basis.

     Section 6.03.  Liability of Depositor; Indemnities.  The Depositor shall
                    -----------------------------------
be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Depositor under this Agreement (which shall not include distributions on account of the Notes or the Certificates).

     Section 6.04.  Merger or Consolidation of, or Assumption of the
                    ------------------------------------------------
Obligations of, Depositor.  The Depositor shall not merge or consolidate with
-------------------------
any other Person or permit any other Person to become the successor to the Depositor's business without the prior written consent of the Note Insurer. Any such successor Person shall execute an agreement of assumption of every obligation of the Depositor under this Agreement and the other Basic Documents and, whether or not such assumption agreement is executed, shall be the successor to the Depositor under this Agreement without the execution or filing of any document or any further act on the part of any of the parties to this Agreement. The Depositor shall provide prompt notice of any merger, consolidation or succession pursuant to this Section 6.04 to the Owner
Trustee, the Indenture Trustee, the Note Insurer, the Servicer, the Securityholders and the Rating Agencies. Notwithstanding the foregoing, the Depositor shall not merge or consolidate with any other Person or permit any other Person to become a successor to the Depositor's business unless (x) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 3.02 or 6.01 shall have been breached (for purposes hereof, such representations and warranties shall speak as of the date of the consummation of such transaction), (y) the Depositor shall have delivered to the Owner Trustee, the Indenture Trustee, the Servicer and the
Note Insurer an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section 6.04 and that all conditions precedent provided for in this Agreement relating to such transaction have been complied with and (z) the Depositor shall have delivered to the Owner Trustee, the Indenture Trustee, the Servicer and the Note Insurer an Opinion of Counsel stating that, in the opinion of such counsel, either (A) all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary to preserve and protect the interest of the Trust in the Receivables and reciting the details of such filings or (B) no such action is necessary to preserve and protect such interest.

     Section 6.05.  Limitation on Liability of Depositor and Others.  The
                    -----------------------------------------------
Depositor and any director, officer, employee or agent of the Depositor may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor shall be under no obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under this Agreement and that in its opinion may involve it in any expense or liability.

     Section 6.06.  Depositor May Own Securities.  The Depositor and any
                    ----------------------------
Affiliate thereof may in its individual or any other capacity become the owner or pledgee of Securities with the same rights as it would have if it were not the Depositor or an Affiliate thereof, except as expressly provided herein or in any Basic Document.

                                 ARTICLE VII

                                 THE SERVICER

     Section 7.01.  Representations of Servicer.  The Servicer makes the
                    ---------------------------
following representations upon which the Issuer is deemed to have relied in acquiring the Receivables and upon which the Note Insurer relies in issuing the Policy. Such representations speak as of the execution and delivery of this Agreement and as of the Closing Date, in the case of the Initial
Receivables, and as of the Subsequent Transfer Date in the case of the Subsequent Receivables, and shall survive the sale of the Receivables to the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

          (a)  Organization and Good Standing.  The Servicer is duly
               ------------------------------
organized and validly existing as a corporation in good standing under the laws of the State of its incorporation, with the corporate power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, the corporate power, authority and legal right to acquire, own, and service the Receivables.

          (b)  Due Qualification.  The Servicer is duly qualified to do
               -----------------
business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions where the failure to do so would materially and adversely affect the Servicer's ability to acquire, own and service the Receivables.

          (c)  Power and Authority.  The Servicer has the power and authority
               -------------------
to execute and deliver this Agreement and the other Basic Documents to which it is a party and to carry out their respective terms; and the execution, delivery and performance of this Agreement and the other Basic Documents to which it is a party have been duly authorized by the Servicer by all necessary corporate action.

          (d)  Binding Obligation.  This Agreement and the other Basic
               ------------------
Documents to which it is a party constitute legal, valid and binding obligations of the Servicer, enforceable against the Servicer in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and to general principles of equity whether applied in a proceeding in equity or at law.

          (e)  No Violation.  The consummation of the transactions
               ------------
contemplated by this Agreement and the other Basic Documents to which it is a party and the fulfillment of their respective terms shall not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the articles of incorporation or bylaws of the Servicer, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Servicer is a party or by which it is bound; or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement and the other Basic Documents, or violate any law, order, rule or regulation applicable to the Servicer of any court or federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Servicer or any of its properties.

          (f)  No Proceedings.  There are no proceedings or investigations
               --------------
pending or, to the Servicer's knowledge, threatened, against the Servicer before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Servicer or its properties: (i) asserting the invalidity of this Agreement or any of the other Basic Documents; (ii) seeking to prevent the issuance of the Securities or the consummation of any of the transactions contemplated by this Agreement or any of the other Basic Documents; (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Servicer of its obligations under, or the validity or enforceability of, this Agreement or any of the other Basic Documents; or (iv) seeking to adversely affect the federal income tax or other federal, state or local tax attributes of the Securities.

          (g)  No Insolvent Obligors.  As of the related Cutoff Date, no
               ---------------------
Obligor on a Receivable is shown on the Receivable Files as or has been the subject of a bankruptcy proceeding.

     Section 7.02.  Indemnities of Servicer.  The Servicer shall be liable
                    -----------------------
in accordance herewith only to the extent of the obligations specifically undertaken by the Servicer and the representations made by the Servicer under this Agreement:

          (a) The Servicer shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee, the Backup Servicer, the Note Insurer, the Securityholders and the Depositor and any of the officers, directors, employees and agents of the Issuer, the Owner Trustee, the Indenture Trustee, the Backup Servicer and the Note Insurer from and against any and all costs, expenses, losses, damages, claims and liabilities arising out of or resulting from the use, ownership or operation by the Servicer or any Affiliate thereof of a Financed Vehicle, excluding any losses incurred in connection with the sale of any repossessed Financed Vehicles in a commercially reasonable manner and in compliance with the terms of this Agreement.

          (b) The Servicer shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee, the Depositor, the Backup Servicer, the Note Insurer and their respective officers, directors, agents and employees, and the Securityholders, from and against any taxes that may at any time be asserted against any of such parties with respect to the transactions contemplated in this Agreement, including any sales, gross receipts, tangible or intangible personal property, privilege or license taxes (but not including any federal or other income taxes, including franchise taxes asserted with respect to, and as of the date of, the transfer of the Receivables to the Trust or the issuance and original sale of the Securities), and any costs and expenses in defending against the same.

          (c) The Servicer shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee, the Depositor, the Backup Servicer, the Note Insurer, the Securityholders and any of the officers, directors, employees or agents of the Issuer, the Owner Trustee, the Note Insurer and the Indenture Trustee from and against any and all costs, expenses, losses, claims, damages and liabilities to the extent that such cost, expense, loss, claim, damage or liability arose out of, or was imposed upon any such Person through, the negligence, misfeasance or bad faith of the Servicer in the performance of its duties under this Agreement or by reason of reckless disregard of its obligations and duties under this Agreement.

     For purposes of this Section, in the event of the termination of the rights and obligations of HMFC (or any successor thereto pursuant to Section 7.03) as Servicer pursuant to Section 8.02, or the resignation by such Servicer pursuant to this Agreement, such Servicer shall be deemed to be the Servicer pending appointment of a successor Servicer (other than the Indenture Trustee) pursuant to Section 8.03.

     Indemnification under this Section shall survive the resignation or removal of the Servicer or the termination of this Agreement, and shall include reasonable fees and expenses of counsel and reasonable expenses of litigation. If the Servicer shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter collects any of such amounts from others, such Person shall promptly repay such amounts to the Servicer, without interest. The Servicer shall pay all amounts due, pursuant to this Section, with respect to the Indenture Trustee and Owner Trustee as set forth in Section 5.06(b)(viii).

     Section 7.03.  Merger or Consolidation of, or Assumption of the
                    ------------------------------------------------
Obligations of, Servicer.
------------------------

     (a) The Servicer shall not merge or consolidate with any other Person, convey, transfer or lease substantially all its assets as an entirety to another Person, or permit any other Person to become the successor to the Servicer's business unless, after such merger, consolidation, conveyance, transfer, lease or succession, the successor or surviving entity shall be capable of fulfilling the duties of the Servicer contained in this Agreement and shall be reasonably acceptable to the Controlling Party. Any Person (i) into which the Servicer may be merged or consolidated, (ii) resulting from any merger or consolidation to which the Servicer shall be a party, (iii) that acquires by conveyance, transfer or lease substantially all of the assets of the Servicer or (iv) succeeding to the business of the Servicer, which Person shall execute an agreement of assumption to perform every obligation of the Servicer under this Agreement, shall be the successor to the Servicer under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement. The Servicer shall provide notice of any merger, consolidation or succession pursuant to this Section 7.03(a) to the Owner Trustee, the Indenture Trustee, the Note Insurer and each Rating Agency. Notwithstanding the foregoing, the Servicer shall not merge or consolidate with any other Person or permit any other Person to become a successor to the Servicer's business unless (i) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 7.01 shall have been breached (for purposes hereof, such representations and warranties shall speak as of the date of the consummation of such transaction) and no event that, after notice or lapse of time or both, would become a Servicer Termination Event shall have occurred,
(ii) the Servicer shall have delivered to the Owner Trustee, the Indenture Trustee and the Note Insurer an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section 7.03(a) and that all conditions precedent provided for in this Agreement relating to such transaction have been complied with and (iii) the Servicer shall have delivered to the Owner Trustee, the Indenture Trustee and the Note Insurer an Opinion of Counsel stating that either (A) all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary to preserve and protect the interest of the Trust and the Indenture Trustee, respectively, in the assets of the Trust and reciting the details of such filings or (B) no such action shall be necessary to preserve and protect such interest.

     (b) Any Person who is acceptable to the Note Insurer and (i) into which the Backup Servicer may be merged or consolidated, (ii) resulting from any merger or consolidation to which the Backup Servicer shall be a party, (iii) that acquires by conveyance, transfer or lease substantially all of the assets of the Backup Servicer or (iv) succeeding to the business of the Backup Servicer, which Person shall execute an agreement of assumption to perform every obligation of the Backup Servicer under this Agreement, shall be the successor to the Backup Servicer under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement.

     Section 7.04.  Limitation on Liability of Servicer, Backup Servicer and
                    --------------------------------------------------------
Others.
------

     (a) None of the Servicer, the Backup Servicer or any of their respective directors, officers, employees or agents shall be under any liability to the Issuer, the Depositor, the Note Insurer, the Indenture Trustee, the Owner Trustee, the Noteholders or the Certificateholders, except as provided in this Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement; provided, however, that this provision shall not protect the Servicer, the Backup Servicer or any such Person against any liability that would otherwise be imposed by reason of a breach of this Agreement or willful misfeasance, bad faith or negligence in the performance of duties. The Servicer, the Backup Servicer and any director, officer, employee or agent of the Servicer or Backup Servicer may conclusively rely in good faith on the written advice of counsel or on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement.

     (b) The Backup Servicer shall not be liable for any obligation of the Servicer contained in this Agreement or for any errors of the Servicer contained in any computer tape, certificate or other data or document delivered to the Backup Servicer hereunder or on which the Backup Servicer must rely in order to perform its obligations hereunder, and the Owner
Trustee, the Indenture Trustee, the Depositor, the Note Insurer and the Securityholders shall look only to the Servicer to perform such obligations. The Backup Servicer, the Owner Trustee and the Indenture Trustee shall have no responsibility and shall not be in default hereunder or incur any liability for any failure, error, malfunction or any delay in carrying out any of its duties under this Agreement if such failure or delay results from the Backup Servicer acting in accordance with information prepared or supplied by a Person other than the Backup Servicer or the failure of any such other Person to prepare or provide such information. Subject to Section 7.04(a), the Backup Servicer shall have no responsibility, shall not be in default and shall incur no liability for (i) any act or failure to act of any third party, including the Servicer or the Controlling Party, (ii) any inaccuracy or omission in a notice or communication received by the Backup Servicer from any third party, (iii) the invalidity or unenforceability of any Receivable under applicable law, (iv) the breach or inaccuracy of any representation or warranty made with respect to any Receivable, or (v) the acts or omissions of any successor Backup Servicer.

     (c) The parties expressly acknowledge and consent to The Chase Manhattan Bank simultaneously acting in the capacity of Backup Servicer or successor Servicer and Indenture Trustee. The Chase Manhattan Bank may, in such capacities, discharge its separate functions fully, without hinderance or regard to conflict of interest principles, duty of loyalty principles or other breach of fiduciary duties to the extent that any such conflict or breach arises from the performance by The Chase Manhattan Bank of express duties set forth in this Agreement in any of such capacities.

     Section 7.05.  Appointment of Subservicer.  The Servicer may at any
                    --------------------------
time, with the Note Insurer's consent, appoint a subservicer to perform all or any portion of its obligations as Servicer hereunder; provided, however, that 10 days' prior notice of such appointment shall have been given to each Rating Agency and the Note Insurer, and each Rating Agency shall have notified the Servicer, the Backup Servicer, the Owner Trustee, the Indenture Trustee and the Note Insurer in writing that such appointment satisfies the Rating Agency Condition; and provided further, that the Servicer shall remain obligated and be liable to the Owner Trustee, the Indenture Trustee, the Note Insurer and the Securityholders for the servicing and administering of the Receivables in accordance with the provisions hereof without diminution of such obligation and liability by virtue of the appointment of such subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Receivables. The fees and expenses of any subservicer shall be as agreed between the Servicer and such subservicer from time to time, and none of the Owner Trustee, the Indenture Trustee, the Issuer, the Backup Servicer, the Note Insurer or the Securityholders shall have any responsibility therefor. The Note Insurer's consent and notice requirement of this Section shall not apply to the use of independent repossession companies by the Servicer in accordance with the Credit and Collection Policy.

     Section 7.06.       Servicer and Backup Servicer Not to Resign.
                         ------------------------------------------

     (a) Subject to the provisions of Section 7.03(a), the Servicer shall not resign from the obligations and duties imposed on it by this Agreement as Servicer except upon a determination that the performance of its duties under this Agreement shall no longer be permissible under applicable law.

     (b) Subject to the provisions of Section 7.03(b), the Backup Servicer may resign from the obligations and duties imposed on it by this Agreement as Backup Servicer (i) upon a determination that the performance of its duties under this Agreement shall no longer be permissible under applicable law,
(ii) if the Backup Servicer resigns or is removed as Indenture Trustee (in which case the Backup Servicer may resign as Backup Servicer subject to the same conditions applicable to the Indenture Trustee pursuant to Section 6.08 of the Indenture), or (iii) with the prior written consent of each Rating Agency and the Controlling Party; provided, that the Rating Agency Condition shall have been satisfied.

     (c)  Notice of  any determination  that  the performance  by either  the
Servicer or the Backup Servicer of its duties hereunder is no longer permitted under applicable law shall be communicated to the Owner Trustee, the Indenture Trustee and the Note Insurer at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination shall be evidenced by an Opinion of Counsel to such effect delivered by the Servicer or Backup Servicer, as applicable, to the Owner Trustee, the Indenture Trustee and the Note Insurer concurrently with or promptly after such notice. No resignation of the Servicer shall become effective until the Backup Servicer or a successor Servicer acceptable to the Note Insurer shall have assumed the responsibilities and obligations of the Servicer in accordance with Section 8.03. No resignation of the Backup Servicer or the Servicer shall become effective until an entity acceptable to the Controlling Party shall have assumed the responsibilities and obligations of the Backup Servicer or the Servicer, as applicable. If no successor Backup Servicer or Servicer has been appointed within 30 days of resignation or removal, the Controlling Party may petition any court of competent jurisdiction for such appointment.

     Section 7.07.       Backup Servicer
                         ---------------

     (a) No successor Backup Servicer may be appointed unless such Person shall be acceptable to the Note Insurer and shall have entered into an agreement, acceptable to the Note Insurer, with the Indenture Trustee, for the benefit of the Noteholders and the Note Insurer.

     (b) The Backup Servicer shall perform its duties as backup servicer in accordance with the terms of this Agreement and applicable law and, to the extent consistent with such terms, in the same manner in which, and with the same care, skill, prudence and diligence with which, it administers files for other portfolios, if any, giving due consideration to customary and usual standards of practice of prudent backup servicers.

     Section 7.08.       Liability of Backup Servicer.
                         -----------------------------

     Neither the Backup Servicer nor any of its directors, officers, agents or employees, shall be liable for any action taken or omitted to be taken by it or them hereunder or in connection herewith in good faith and believed by it or them to be within the purview of this Agreement, except for its or their own negligence, lack of good faith or willful misconduct.

     Section 7.09.       Reliance of Backup Servicer.
                         ----------------------------

     In the absence of bad faith and negligence on the part of the Backup Servicer, the Backup Servicer may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any request, instructions, certificate, electronic file/tape/diskette, opinion or other document furnished to the Backup Servicer, reasonably believed by the Backup Servicer to be genuine and to have been signed or presented by the proper party or parties and conforming to the requirements of this Agreement; but in the case of any loan document or other request, instruction, document or certificate which by any provision hereof is specifically required to be furnished to the Backup Servicer, the Backup Servicer shall be under a duty to examine the same to determine whether or not it conforms to the requirements of this Agreement.

     Section 7.10.    Resignation and Removal; Appointment of Successor.
                      --------------------------------------------------

          (a) No resignation or removal of the Backup Servicer and no appointment of a successor Backup Servicer pursuant to this Article VII shall become effective until the acceptance of appointment by the successor Backup Servicer under Section 7.11 hereof.

          (b) The Backup Servicer may resign at any time by giving 30 days' prior written notice thereof to the Issuer, the Note Insurer and the Indenture Trustee. If the Backup Servicer shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Backup Servicer for any cause with respect to any of the Notes, the Issuer shall, with the prior written consent of the Note Insurer, promptly appoint a successor Backup Servicer reasonably satisfactory to the Note Insurer. If no successor Backup Servicer shall have been so appointed by the Issuer within 30 days of notice of removal or resignation and shall not have accepted appointment in the manner hereinafter provided, then the Note Insurer may appoint a successor Backup Servicer. If the Note Insurer shall fail to appoint a successor Backup Servicer within 90 days or if a Note Insurer Default shall have occurred and is continuing, then the Controlling Party may petition any court of competent jurisdiction for the appointment of a successor Backup Servicer with respect to the Notes.

          (c) The Backup Servicer may be removed by the Note Insurer or, if a Note Insurer Default has occurred and is continuing, by the Controlling Party, at any time if one of the following events have occurred:

          (i) the Backup Servicer shall become incapable of acting or shall be adjudged a bankrupt or insolvent, or a receiver of the Backup Servicer or of its property shall be appointed, or any public officer shall take charge or control of the Backup Servicer or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or

          (ii) the Backup Servicer has failed to perform its duties under any of the Basic Documents or any side agreements with the Servicer or has breached any representation or warranty made herein or therein.

               (d)   The Issuer shall  give notice in  the manner provided in
Section 10.03 of each resignation and each removal of the Backup Servicer and each appointment of a successor Backup Servicer to the Indenture Trustee, the
Note Insurer, the Servicer and the Rating Agencies. Each notice shall include the name of the successor Backup Servicer and the address of its chief executive office.

     Section 7.11.  Acceptance of Appointment by Successor.
                    --------------------------------------

          Every successor Backup Servicer appointed hereunder shall be acceptable to the Note Insurer and shall execute, acknowledge and deliver to the Issuer, the Indenture Trustee, the Servicer, the Note Insurer and the retiring Backup Servicer an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Backup Servicer shall become effective and such successor Backup Servicer, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Backup Servicer but, on request of the Issuer, the Indenture Trustee, the Note Insurer, the Servicer or the successor Backup Servicer, such retiring Backup Servicer shall execute and deliver an instrument transferring to such successor Backup Servicer all the rights, powers and trusts of the retiring Backup Servicer, and shall duly assign, transfer and deliver to such successor Backup Servicer all property and money held by such retiring Backup Servicer hereunder. Upon request of any such successor Backup Servicer, the Issuer or the Indenture Trustee on behalf of the Issuer shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Backup Servicer all such rights, powers and trusts.

          No successor Backup Servicer shall accept its appointment unless at the time of such acceptance such successor Backup Servicer shall be acceptable to the Note Insurer and shall be eligible under this Article VII.

     Section 7.12.  Merger, Conversion, Consolidation or Succession to
                    --------------------------------------------------
Business of Backup Servicer.
----------------------------

          Any Person into which the Backup Servicer may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Backup Servicer shall be a party, or any corporation succeeding to all or substantially all of the business of the Backup Servicer, shall be the successor of the Backup Servicer hereunder, provided such Person shall be acceptable to the Note Insurer and shall be otherwise qualified and eligible, without the execution or filing of any paper or any further act on the part of any of the parties hereto, and prior written notice thereof shall be provided by the Backup Servicer to the Indenture Trustee, the Note Insurer and the Rating Agencies.

     Section 7.13.  Representations and Warranties of the Backup Servicer.
                    ------------------------------------------------------

     The Backup Servicer represents and warrants to, and agrees with the Indenture Trustee, the Note Insurer and the Issuer, as of the Closing Date that:

     (a) The Backup Servicer is duly organized as a state banking association under the laws of the state of New York, is validly existing, in good standing and has the corporate power and authority under the laws of the United States of America to conduct its business as now conducted.

     (b) The Backup Servicer has full corporate power and authority under the laws of the United States of America to enter into and perform all transactions contemplated herein and no consent, approval, authorization or order of any federal court or governmental agency or body governing or having jurisdiction with respect to the Backup Servicer's custodial powers is required for the Backup Servicer to enter into this Agreement and to perform its obligations hereunder.

     (c) The execution, delivery and performance by it of this Agreement (a) do not violate any provision of any law or regulation governing the banking or the custodial powers of the Backup Servicer or any order, writ, judgment, or decree of any court, arbitrator, or governmental authority applicable to the Backup Servicer or any of its assets, (b) do not violate any provision of its corporate charter or by-laws, or (c) do not violate any provision of, or constitute, with or without notice or lapse of time, a default under, or result in the creation or imposition of any lien on any of the property acquired by the Issuer pursuant to the provisions of any mortgage, indenture, contract, agreement or other undertaking other than this Agreement to which it is a party.

     (d) This Agreement has been duly executed and delivered by the Backup Servicer and constitutes the legal, valid and binding agreement of the Backup Servicer, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law.

     (e) Nothing has come to the Backup Servicer's attention indicating that, with respect to the Contracts and the Financed Vehicles (i) there exist any adverse claims, lien, or encumbrances against any of the same; (ii) any Contract was overdue or had been dishonored or subject to the circumstances described in Section3-304 of the Uniform Commercial Code as in effect in the State of New York, or (iii) there exists any other defense against or claim to the Contracts by any other person or entity. For purposes of this subsection (e), the Backup Servicer shall not be deemed to have notice or knowledge of the foregoing matters unless a Responsible Officer assigned to and working in the Backup Servicer's Corporate Trust Office shall have actual knowledge thereof or written notice thereof is received by a Responsible Officer of the Backup Servicer's Corporate Trust Office in accordance herewith.

                                 ARTICLE VIII

                                   DEFAULT

     Section 8.01.  Servicer Termination Events.  For purposes of this
                    ---------------------------
Agreement, the occurrence of a Trigger Event (other than for event 6 in the definition of Trigger Event) shall constitute a "Servicer Termination Event".

     Section 8.02.  Consequences of a Servicer Termination Event.  If a
                    --------------------------------------------
Servicer Termination Event shall occur, the Note Insurer or, if the Note Insurer is not the Controlling Party, the Custodian, the Indenture Trustee or Noteholders evidencing 25% of the Outstanding Amount of the Notes, by notice given in writing to the Servicer (and to the Indenture Trustee, the Owner Trustee and the Depositor if given by the Note Insurer or such Noteholders), may terminate all of the rights and obligations of the Servicer under this Agreement. On or after the receipt by the Servicer of such written notice, and upon the consent of the Note Insurer (if the Note Insurer is the Controlling Party), all authority, power, obligations and responsibilities of the Servicer under this Agreement automatically shall pass to, be vested in and become obligations and responsibilities of the Backup Servicer (or such other successor Servicer appointed by the Controlling Party); provided, however, that the Backup Servicer or any other successor Servicer shall have no liability with respect to any obligation that was required to be performed by the terminated Servicer prior to the date that the Backup Servicer or any other successor Servicer becomes the Servicer or any claim of a third party based on any alleged action or inaction of the terminated Servicer. The Backup Servicer or any other successor Servicer is authorized and empowered by this Agreement to execute and deliver, on behalf of the terminated Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Receivables and related documents to show the Indenture Trustee (or the Owner Trustee if the Notes have been paid in full) as lienholder or secured party on the related certificates of title of the Financed Vehicles or otherwise. The terminated Servicer agrees to cooperate with the Backup Servicer or any other successor Servicer in effecting the termination of the responsibilities and rights of the terminated Servicer under this Agreement, including the transfer to the Backup Servicer or any other successor Servicer for administration by it of all money and property held by the Servicer with respect to the Receivables and other records relating to the Receivables, including any portion of the Receivables File held by the Servicer and a computer tape in readable form as of the most recent Business Day containing all information necessary to enable the Backup Servicer or any other successor Servicer to service the Receivables. The terminated Servicer shall also provide the Backup Servicer or any other successor Servicer access to Servicer personnel and computer records in order to facilitate the orderly and efficient transfer of servicing duties.

     Section 8.03.  Appointment of Successor Servicer.
                    ---------------------------------

     (a) On and after the time the Servicer receives a notice of termination pursuant to Section 8.02 or upon the resignation of the Servicer pursuant to
Section 7.06, the Backup Servicer (unless the Note Insurer shall have exercised its option pursuant to Section 8.03(b) to appoint an alternate successor Servicer) shall be the successor in all respects to the Servicer in its capacity as Servicer under this Agreement and shall be subject to all the rights, responsibilities, restrictions, duties, liabilities and termination provisions relating to the Servicer under this Agreement, except as otherwise stated herein. The Depositor, the Owner Trustee, the Indenture Trustee and such successor Servicer shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. If a successor Servicer is acting as Servicer hereunder, it shall be subject to termination under Section 8.02 upon the occurrence of any Servicer Termination Event after its appointment as successor Servicer.

     (b) On and after the time the Servicer receives a notice of termination pursuant to Section 8.02 or upon the resignation of the Servicer pursuant to
Section 7.06, or if the Backup Servicer is legally unable or unwilling to act as Servicer, the Controlling Party may exercise at any time its right to appoint as Backup Servicer or as successor to the Servicer a Person other than the Person serving as Backup Servicer at the time, and shall have no liability to the Owner Trustee, the Indenture Trustee, the Servicer, the Depositor, the Person then serving as Backup Servicer, any Noteholders, any Certificateholders or any other Person if it does so. Notwithstanding the above, if the Backup Servicer shall be legally unable or unwilling to act as Servicer, and the Note Insurer is no longer the Controlling Party or otherwise fails to appoint a successor, the Backup Servicer, the Indenture Trustee, the Owner Trustee or Noteholders evidencing 25% of the Outstanding Amount of the Notes may petition a court of competent jurisdiction to appoint any Eligible Servicer as the successor to the Servicer. Pending appointment pursuant to the preceding sentence, the Backup Servicer shall act as successor Servicer unless it is legally unable to do so, in which event the outgoing Servicer shall continue to act as Servicer until a successor acceptable to the Note Insurer has been appointed and accepted such appointment. Subject to Section 7.06, no provision of this Agreement shall be construed as relieving the Backup Servicer of its obligation to succeed as successor Servicer upon the termination of the Servicer pursuant to Section
8.02 or the resignation of the Servicer pursuant to Section 7.06. If upon the termination of the Servicer pursuant to Section 8.02 or the resignation of the Servicer pursuant to Section 7.06, the Controlling Party appoints a successor Servicer other than the Backup Servicer, the Backup Servicer shall not be relieved of its duties as Backup Servicer hereunder.

     (c) Upon appointment, the successor Servicer (including the Backup Servicer acting as successor Servicer) shall be the successor in all respects to the predecessor Servicer and shall be subject to all the responsibilities, duties and liabilities arising thereafter relating thereto placed on the predecessor Servicer, and shall be entitled to the Servicing Fee and all the rights granted to the predecessor Servicer by the terms and provisions of this Agreement.

     Section 8.04.  Notification to Securityholders.  Upon any termination
                    -------------------------------
of,  or  appointment  of  a  successor  to, the  Servicer  pursuant  to  this
Article VIII, the Owner Trustee shall give prompt written notice thereof to the Certificateholders, and the Indenture Trustee shall give prompt written notice thereof to the Noteholders, the Note Insurer and each Rating Agency.

     Section 8.05.  Waiver of Past Defaults.  The Note Insurer or, if the
                    -----------------------
Note Insurer is no longer the Controlling Party, Noteholders evidencing not less than a majority of the Outstanding Amount of the Notes or the Certificateholders evidencing not less than a majority of the outstanding Certificate Balance (in the case of any default that does not adversely affect the Indenture Trustee, the Note Insurer or the Noteholders) may, on behalf of all Securityholders, waive in writing any default by the Servicer in the performance of its obligations hereunder and its consequences, except a default in making any required deposits to or payments from any of the Trust Accounts in accordance with this Agreement. Upon any such waiver of a past default, such default shall cease to exist, and any Servicer Termination Event arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto.

                                  ARTICLE IX

                                 TERMINATION

     Section 9.01.  Optional Purchase of All Receivables.
                    ------------------------------------

     (a) On each Determination Date as of which the Pool Balance is equal to or less than 10% of the Initial Pool Balance, the Servicer (with the consent of the Note Insurer, if a claim has previously been made under the Policy or if such purchase would result in a claim on the Policy or if such purchase would result in any amount owing and remaining unpaid under this Agreement or the Insurance Agreement to the Note Insurer or any other Person) and, if the Servicer does not, the Note Insurer, shall have the option to purchase the Receivables. To exercise such option, the Servicer or the Note Insurer, as applicable, shall deposit to the Collection Account pursuant to Section 5.04 an amount equal to the aggregate Purchase Amount for the Receivables
(including Liquidated Receivables) and shall pay to the Note Insurer all amounts due to the Note Insurer and shall succeed to all interests in and to the Receivables. The exercise of such option shall effect a retirement, in whole but not in part, of all outstanding Class A-2 Notes.

     (b) As described in Article IX of the Trust Agreement, notice of any termination of the Trust shall be given by the Servicer to the Owner Trustee, the Indenture Trustee and the Note Insurer as soon as practicable after the Servicer has received notice thereof.

     (c) Following the satisfaction and discharge of the Indenture and the payment in full of the principal of and interest on the Notes and all amounts owed to the Note Insurer, the Certificateholders will succeed to the rights of the Noteholders hereunder and the Owner Trustee will succeed to the rights of, and assume the obligations to make payments to Certificateholders of, the Indenture Trustee pursuant to this Agreement.

                                  ARTICLE X

                                MISCELLANEOUS

     Section 10.01.  Amendment.
                     ---------

     (a) This Agreement may be amended by the Depositor, the Servicer, the Backup Servicer, the Indenture Trustee and the Issuer, with the prior written consent of the Note Insurer (unless the Notes are no longer Outstanding and the Note Insurer has been paid in full), but without the consent of any of the Noteholders or the Certificateholders, to cure any ambiguity, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that such action shall not, as evidenced by an Opinion of Counsel delivered to the Owner Trustee and the Indenture Trustee, adversely affect in any material respect the interests of any Noteholder or Certificateholder.

     (b) This Agreement may also be amended from time to time by the Depositor, the Servicer and the Issuer, with the prior written consent of the Indenture Trustee, the Note Insurer (unless the Notes are no longer Outstanding and the Note Insurer has been paid in full), Noteholders holding not less than a majority of the Outstanding Amount of the Notes and the Holders (as defined in the Trust Agreement) of outstanding Certificates evidencing not less than a majority of the outstanding Certificate Balance, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Securityholders; provided, however, that no such amendment shall (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that shall be required to be made for the benefit of the Securityholders or (ii) reduce the aforesaid percentage of the Outstanding Amount of the Notes and the Certificate Balance, the Securityholders of which are required to consent to any such amendment, without the consent of the Noteholders holding all Outstanding Notes and Certificateholders holding all outstanding Certificates.

     Promptly after the execution of any amendment or consent, the Administrator shall furnish written notification of the substance of such amendment or consent to each Securityholder, the Indenture Trustee, the Note Insurer and each Rating Agency.

     It shall not be necessary for the consent of Securityholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

     Prior to the execution of any amendment to this Agreement, the Owner Trustee, on behalf of the Issuer, the Note Insurer and the Indenture Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and the Opinion of Counsel referred to in Section 10.02(i)(A). The Owner Trustee, on behalf of the Issuer, and the Indenture Trustee may, but shall not be obligated to, enter into any such amendment that affects the Owner Trustee's or the Indenture Trustee's, as applicable, own rights, duties or immunities under this Agreement or otherwise.

     Section 10.02.  Protection of Title to Trust.
                     ----------------------------

     (a) The Servicer shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such a manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Issuer and the Indenture Trustee in the Receivables and the proceeds thereof. The Servicer shall deliver or cause to be delivered to the Owner Trustee, the Note Insurer and the Indenture Trustee file-stamped copies of, or filing receipts for, any document filed as provided above as soon as available following such filing.

     (b) Neither the Depositor nor the Servicer shall change its name, identity or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the meaning of Section 9-402(7) of the UCC, unless it shall have given the Owner Trustee, the Note Insurer and the Indenture Trustee at least five days' prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements.

     (c) Each of the Depositor and the Servicer shall have an obligation to give the Owner Trustee, the Note Insurer and the Indenture Trustee at least 5 days' prior written notice of any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement, and shall promptly file any such amendment or new financing statement. The Servicer shall at all times maintain each office from which it shall service Receivables, and its principal executive office, within the United States of America.

     (d) The Servicer shall maintain accounts and records as to each Receivable accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of each such Receivable, including payments and recoveries made and payments owing (and the nature of each) and
(ii) reconciliation between payments or recoveries on or with respect to each such Receivable and the amounts from time to time deposited in the Collection Account in respect of each such Receivable.

     (e) The Servicer shall maintain its computer systems so that, from and after the time of sale under this Agreement of the Receivables, the Servicer's master computer records (including any backup archives) that refer to a Receivable shall indicate clearly the interest of the Issuer in such Receivable and that such Receivable is owned by the Issuer and has been pledged to the Indenture Trustee. Indication of the Issuer's interest in a Receivable shall be deleted from or modified on the Servicer's computer systems when, and only when, the related Receivable shall have been paid in full or repurchased.

     (f) If at any time the Depositor or the Servicer shall propose to sell, grant a security interest in or otherwise transfer any interest in motor vehicle receivables to any prospective purchaser, lender or other transferee, the Servicer shall give to such prospective purchaser, lender or other transferee computer tapes, records or printouts (including any restored from backup archives) that, if they shall refer in any manner whatsoever to any Receivable, shall indicate clearly that such Receivable has been sold and is owned by the Issuer and has been pledged to the Indenture Trustee.

     (g) The Servicer shall permit the Indenture Trustee and the Note Insurer (so long as no Note Insurer Default shall have occurred and be continuing) and their agents upon reasonable notice and at any time during normal business hours to inspect, audit and make copies of and abstracts from the Servicer's records regarding any Receivable.

     (h)  Upon request, the Servicer shall  furnish to the Owner Trustee, the
Note Insurer (so long as no Note Insurer Default shall have occurred and be continuing) or the Indenture Trustee, within fifteen Business Days, a list of all Receivables (by contract number and name of Obligor) then held as part of the Trust, together with a reconciliation of such list to the Schedule of Receivables and to each of the Servicer's Certificates furnished prior to such request indicating removal of Receivables from the Trust.

     (i) The Servicer shall deliver to the Owner Trustee, the Note Insurer (so long as no Note Insurer Default shall have occurred and be continuing) and the Indenture Trustee:

          (A) promptly after the execution and delivery of this Agreement and each amendment hereto and in connection with the transfer of Subsequent Receivables from the Depositor to the Trust, an Opinion of Counsel stating that, in the opinion of such counsel, either (i) all financing statements and continuation statements have been executed and filed that are necessary to fully preserve and protect the interest of the Trust and the Indenture Trustee in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (ii) no such action shall be necessary to preserve and protect such interest; and

          (B) within 90 days after the beginning of each calendar year beginning with the first calendar year beginning more than three months after the Initial Cutoff Date, an Opinion of Counsel, dated as of a date during such 90-day period, stating that, in the opinion of such counsel, either (i) all financing statements and continuation statements have been executed and filed that are necessary to fully preserve and protect the interest of the Trust and the Indenture Trustee in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (ii) no such action shall be necessary to preserve and protect such interest.

Each Opinion of Counsel referred to in clause (i) or (ii) above shall specify any action necessary (as of the date of such opinion) to be taken in the following year to preserve and protect such interest.

     Section 10.03.  Notices.  All demands, notices, communications and
                     -------
instructions upon or to the Depositor, the Servicer, the Issuer, the Owner Trustee, the Note Insurer, the Indenture Trustee or any Rating Agency under this Agreement shall be in writing, personally delivered, faxed and followed by first class mail, or mailed by certified mail, return receipt requested, and shall be deemed to have been duly given upon receipt (a) in the case of the Depositor, to Seven World Trade Center, New York, New York 10048,
Attention: SSB Vehicle Securities Inc.; (b) in the case of the Servicer and HMFC, to 10550 Talbert Avenue, Fountain Valley, California 92708, Attention:
Vice  President and General Counsel  with a copy  to Vice President, Finance;
(c) in the case of the Backup Servicer, the Custodian, the Administrator or the Indenture Trustee, to 450 West 33rd Street, 15th Floor, New York, New York 11001, Attention: Structured Finance Services, Attention: Indenture Trust Administration; (d) in the case of the Issuer or the Owner Trustee, at the Corporate Trust Administration Department (as defined in the Trust Agreement), (e) in the case of the Note Insurer, to 113 King Street, Armonk, New York 10504, Attention: IPM-SF; (f) in the case of Moody's, to 99 Church Street, New York, New York 10007, Attention: ABS Monitoring Department, and
(g) in the case of Standard & Poor's, to 25 Broadway (15th Floor), New York, New York 10004, Attention: Asset Backed Surveillance Department; or, as to each of the foregoing, at such other address as shall be designated by written notice to the other parties. In addition, copies of such notices shall be sent to the Note Insurer pursuant to Section 5.10.

     Section 10.04.  Assignment by the Depositor or the Servicer.
                     -------------------------------------------
Notwithstanding anything to the contrary contained herein, except as provided in Sections 6.04 and 7.03 herein and as provided in the provisions of this Agreement concerning the resignation of the Servicer, this Agreement may not be assigned by the Depositor or the Servicer.

     Section 10.05.  Limitations on Rights of Others.  The Note Insurer is
                     -------------------------------
an intended third party beneficiary of this Agreement entitled to enforce the provisions hereof as if a party hereto. The provisions of this Agreement are solely for the benefit of the Depositor, the Servicer, the Issuer, the Owner Trustee, the Note Insurer, the Certificateholders, the Indenture Trustee and the Noteholders, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

     Section 10.06.  Severability.  Any provision of this Agreement that is
                     ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 10.07.  Counterparts.  This Agreement may be executed by the
                     ------------
parties hereto in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute but one and the same instrument.

     Section 10.08.  Headings.  The headings of the various Articles and
                     --------
Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

     SECTION 10.09.  GOVERNING LAW.  THIS AGREEMENT SHALL BE CONSTRUED IN
                     -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Section 10.10.  Assignment by Issuer.  The Depositor hereby acknowledges
                     --------------------
and consents to any mortgage, pledge, assignment and grant of a security interest by the Issuer to the Indenture Trustee pursuant to the Indenture for the benefit of the Noteholders of all right, title and interest of the Issuer in, to and under the Receivables or the assignment of any or all of the Issuer's rights and obligations hereunder to the Indenture Trustee.

     Section 10.11.  Nonpetition Covenants.  Notwithstanding any prior
                     ---------------------
termination of this Agreement, the parties hereto shall not, prior to the date that is one year and one day after the termination of this Agreement with respect to the Issuer, the Certificate Trust or the Depositor, acquiesce, petition or otherwise invoke or cause the Issuer, the Certificate Trust or the Depositor to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer, the Certificate Trust or the Depositor under any federal or state bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer, the Certificate Trust or the Depositor or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer, the Certificate Trust or the Depositor.

     Section 10.12.  Limitation of Liability of Owner Trustee and Indenture
                     ------------------------------------------------------
Trustee.
-------

     (a) Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by Wilmington Trust Company not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event shall Wilmington Trust Company in its individual capacity or, except as expressly provided in the Trust Agreement, as Owner Trustee of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer in accordance with the priorities set forth herein. For all purposes of this Agreement, in the performance of its duties or obligations hereunder or in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

     (b) Notwithstanding anything contained herein to the contrary, this Agreement has been accepted by The Chase Manhattan Bank, not in its individual capacity but solely as Indenture Trustee, and in no event shall The Chase Manhattan Bank have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer in accordance with the priorities set forth herein.

     Section 10.13.  Servicer Payment Obligation.  The Servicer shall be
                     ---------------------------
responsible for the payment of all fees and expenses of the Trust, the Owner Trustee and the Indenture Trustee paid by any of them in connection with any of their obligations under the Basic Documents to obtain or maintain any required license under the Pennsylvania Motor Vehicle Sales Finance Act.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                              HYUNDAI AUTO RECEIVABLES TRUST 1998-A

                              By:  WILMINGTON TRUST COMPANY, not in its
                                   individual capacity but solely as Owner
                                   Trustee on behalf of the Trust



                              By:  /s/ Emmitt Harmon
                                   ---------------------------------------
                                   Name:  Emmitt Harmon
                                   Title: Vice President

                              SSB VEHICLE SECURITIES INC.,
                                 as Depositor


                              By:  /s/ Ted Yarbrough
                                   ---------------------------------------
                                   Name:  Ted Yarbrough
                                   Title: Vice President

                              HYUNDAI MOTOR FINANCE COMPANY,
                                 as Servicer and Seller


                              By:  /s/ Yang-Ki Chae
                                   ---------------------------------------
                                   Name:  Yang-Ki Chae
                                   Title: Executive Vice President and Treasurer

                              THE CHASE MANHATTAN BANK,
                                 as Indenture Trustee,
                                 Administrator, Custodian
                                 and Backup Servicer



                              By:  /s/ Vada Haight
                                   ---------------------------------------
                                   Name:   Vada Haight
                                   Title:  Vice President

                                                                   SCHEDULE A

                           Schedule of Receivables
                           -----------------------

          (To be Delivered to the Trust at Closing and Supplemented on the Subsequent Transfer Date for Subsequent Receivables)

                                                                   SCHEDULE B


                         Location of Receivable Files
                         ----------------------------


Hyundai Motor Finance Company
10550 Talbert Avenue
Fountain Valley, CA 92708